Exhibit 10.22

MASTER LEASE AGREEMENT
NUMBER     125

    LESSOR:  THIRD STREET SERVICES, INC.
(Herein called "Lessor")
    ADDRESS: 1646 N. California Blvd., Suite 510, Walnut Creek, CA
94596
    LESSEE:      HMT TECHNOLOGY CORPORATION
(Herein called "Lessee")
    ADDRESS:   1055 Page Avenue     Fremont, CA    94538

        1. LEASE. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, subject to the terms of the Lease Agreement (the "Agreement") the personal property (together with all attachments, replacements, parts, substitutions, additions, repairs, and accessories at any time incorporated therein and/or affixed, thereto, herein called "Equipment") described in the Rental Schedule, and all addenda, attachments, schedules, exhibits and riders as they relate to the Rental Schedule.

        2. TERM AND RENT. The term of this lease and obligation to pay rent hereunder for each item of Equipment shall commence upon acceptance by Lessee and execution of a Delivery and Acceptance
Certificate on behalf of Lessee and Lessor ("Lease Commencement
Date(s)"), and shall continue at the amount and for a period designated on the Rental Schedule unless sooner terminated pursuant to the provisions hereof. All rent and other amounts due hereunder shall be payable unconditionally, without any deduction, counterclaim, set-off, further notice or demand, and together with all other payments due.
Any nonpayment of rent or other amounts due hereunder shall result in the obligation of Lessee promptly to pay also an amount equal to twelve percent (12%) per annum (or the maximum per annum rate of interest permitted by law, whichever is less) of the overdue rent or other amounts for the period of time during which they are overdue.

        3. WARRANTIES. Lessee acknowledges that it has made the selection of each item of Equipment based upon its own judgment and expressly disclaims any reliance upon statements made by Lessor, as evidenced by Lessee's execution of a Certificate of Delivery and Acceptance. LESSOR
MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE WITH RESPECT TO THE
EQUIPMENT AND HEREBY DISCLAIMS THE SAME. However, so long as no Event of Default has occurred and is continuing, and to the extent permitted by the Equipment manufacturer, Lessor shall furnish to Lessee such warranties as are normally furnished by manufacturer to Lessor and make any assignment to Lessee required to transfer the rights herein to Lessee.

        4. TITLE:IDENTIFICATION:PERSONAL PROPERTY. Title to Equipment shall at all times remain in Lessor, and Lessee, at its own cost and expense, shall protect and defend the title of Lessor. The Equipment shall remain personal property irrespective of its use or manner of attachment to realty, and Lessee agrees to take such action at its expense as may be necessary to prevent any third party from acquiring any interest in the Equipment as a result of its attachment to realty.
If requested by Lessor or required by federal, state or local law, Lessee shall, at Lessee's expense, affix or attach to the Equipment and maintain a sign or other form of notice to disclose Lessor's ownership of the Equipment.
        Lessee agrees not to sell, assign, sublet, pledge, hypothecate, or otherwise encumber or suffer a lien upon or against any interest in this Agreement or the Equipment or to remove or relocate the Equipment without Lessor's prior written consent.

        5. TAXES:INDEMNITY. Lessee agrees to comply with all laws, regulations and orders relating to the Agreement and to promptly pay when due, all license fees, title registration fees, assessments and sales, use, property, excise and other taxes whatsoever now or hereafter imposed by any governmental body or agency upon the Equipment, or the use thereof whether upon the Lessor or otherwise, exclusive, however, of any taxes based on the net income of Lessor, and to assume the risk of liability arising from or pertaining to the possession, operation or use of such Equipment. Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments, shall at Lessor's option become immediately due from Lessee to Lessor. Lessee does hereby agree to indemnify, hold safe and harmless from and covenants to defend Lessor against any and all claims, costs, expenses, damages and liabilities, arising from or pertaining to the purchase, ownership and title to, the Equipment, use, possession, maintenance, condition, operation (such indemnity expressly includes any claim arising from the strict liability in tort) or transportation or storage, or any damage, loss, destruction, removal or disposition of such Equipment. The indemnities contained in this Paragraph shall survive the term of this Agreement.

        6. USE, MAINTENANCE AND REPAIR. Lessee may possess and use the Equipment in accordance with this Agreement, provided that any such use is in conformity with all applicable laws, any insurance policies, and any warranties of the manufacturer with respect to the Equipment.
Lessee shall not use the Equipment for any purpose other than that for which it was designed. Lessor shall have the right, upon reasonable prior notice to the Lessee and during the Lessee's regular business hours, to inspect the Equipment at the premises of the Lessee or wherever the Equipment may be located. Lessee shall promptly notify
Lessor of all details arising out of any change in location of the Equipment, any alleged encumbrances thereon or any accident allegedly resulting from the use or operation thereof.
        Lessee, at all times and at its own expense, will cause the Equipment to be maintained in good operating order and repair, and in the same condition and appearance as when first accepted by Lessee, ordinary wear and tear from the normal and proper use thereof alone excepted. Without the prior written consent of Lessor, Lessee shall make no repair, alteration or attachment with respect to any item of Equipment which interferes with the normal and satisfactory operation or maintenance thereof, or creates a safety hazard, . All additions, attachments, accessories and repairs at any time made or placed upon the Equipment shall become part of the Equipment and shall be the property of Lessor except such as may be removed without in any way affecting or impairing the originally intended function or use of such Equipment. If any such addition, attachment or accessory is removed, Lessee agrees, at its own expense, to restore the Equipment to its original condition and configuration, ordinary wear and tear excepted, as when first accepted using only manufacturer's approved replacement parts.

        7. LOSS, DAMAGE OR DESTRUCTION OF EQUIPMENT. Lessee shall bear all risks of damage to, or loss or destruction of, any Equipment during the lease term and until such Equipment has been returned to Lessor.
Except as otherwise herein expressly provided, no such damage to, or loss or destruction of, any Equipment, shall impair any obligation of
Lessee to Lessor, under this Lease, including, without limitation, the obligation to pay rent. If any Equipment becomes lost, stolen, destroyed or irreparably damaged from any cause whatsoever, or if any item of Equipment or Lessor's title thereto shall be subject to any condemnation or seizure (all referred to as a "Casualty Occurrence"),
Lessee shall promptly give written notice to, and shall, within thirty
(30) days after such Casualty Occurrence, pay Lessor an amount equal to the sum of (i) the accrued rent payable for such item from the date of such Casualty Occurrence up to and including the date of such payment,
plus (ii)   the "Stipulated Loss Value" as set forth in Schedule A or
any subsequent schedules which may hereafter be made a part thereof. Notwithstanding the foregoing, provided that no event of default has occurred and is continuing, Lessee may, in lieu of paying the Stipulated Loss Value as provided in (ii) above, replace such affected Equipment with property reasonably acceptable to Lessor of like kind, equal fair market value, utility, economic useful life, in good repair, condition and working order; which property shall thereupon be subject to this Agreement. Upon such payment or replacement, this Lease shall terminate with respect to the affected Equipment or part thereof so paid for or replaced and Lessee thereupon shall become entitled thereto.
        Any insurance proceeds received as the result of a Casualty Occurrence shall be applied first in reduction of any then unpaid obligation of Lessee to Lessor hereunder and secondly, in reduction of Lessee's obligation in accordance with section (ii) above to pay the "Stipulated Loss Value" for such item, or, to the reimbursement of Lessee for its costs of repairs, or replacement or payment of such "Stipulated Loss Value." The balance of the insurance proceeds, if any, shall be paid to Lessee, if Lessee is not then in default hereunder.

        8. REQUIRED INSURANCE. Lessee shall obtain and maintain for the entire term and until the Equipment is returned to Lessor, at its own expense, property, damage and liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire, theft, collision and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder and by businesses in which Lessee is engaged, in such amounts in such form and with such insurers as shall be in conformance with standard industry practice. The amount of insurance against loss or damage to the
Equipment shall not be less than  the Stipulated Loss Value of the
Equipment.   Each policy will name Lessor as an additional insured and
loss payee thereof as its interests may appear, shall contain a clause requiring the insurer to give Lessor at least thirty (30) days prior written notice of any material alteration in the terms of such policy or of the cancellation thereof . Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof.

        9. ANNUAL REPORT. Lessee shall, as soon as practicable, deliver to Lessor Lessee's annual report of financial condition, prepared in accordance with generally accepted accounting principles, in a manner consistently applied. Lessee represents and warrants that each such statement shall fully and fairly present the true financial condition of Lessee.

        10. FURTHER ASSURANCES. Lessee, at its sole expense, will promptly execute and deliver to Lessor and file, register or record such further documents, (including but not limited to financing statement(s), and take such further action (such as obtaining Landlord or Mortgagee's
Waiver and Consent), as Lessor may reasonably request in order to more effectively carry out the intent and purpose of this Lease.
        Lessor agrees, if applicable, to make such election, and to duly execute, file or deliver to Lessee documents necessary to effectuate such elections from time to time during the term of this Lease to transfer to Lessee the benefit of any investment credit that may be, or may become available under the Internal Revenue Code with respect to the Equipment.

        11. EVENTS OF DEFAULT. An event of default shall hereunder occur if Lessee (i) fails to pay any installment of rent or other payment required hereunder when due and such failure continues for a period of five (5) days after written notice is sent from Lessor; or (ii) fails to perform or observe any other covenant, condition or agreement hereunder or breaches any representation or provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach shall continue unremedied for a period of thirty (30) days after written notice is sent from Lessor; or (iii)
shall commit an act of bankruptcy or become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a Trustee or Receiver or either shall be appointed for
Lessee or for a substantial part of its property without its consent, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Lessee and any such act or appointment shall
not be vacated, discharged or dismissed in a period of   sixty (60)
days; or (iv) shall be in default under any bankruptcy reorganization or insolvency proceedings or shall be in default under any other agreement at any time executed with Lessor.

        12. REMEDIES OF LESSOR. Upon the occurrence of any event of default and at any time thereafter as Lessor may, at its option, do any one or more of the following: (1) declare this Agreement in default upon notice to Lessee, whereupon, the entire amount of rent remaining to be paid over the balance of the lease term of all Equipment from the date of default, together with all other charges, shall become immediately due and payable; (2) exercise any right or remedy available to Lessor under the Uniform Commercial Code or any other applicable law; proceed by appropriate actions at law or in equity to enforce performance by Lessee of the covenants and terms of this Agreement and/or recover damages for the breach thereof; (3) terminate this Agreement upon notice to Lessee; and demand that Lessee return all Equipment to Lessor; (4) whether or not this Lease be so terminated, and without notice to Lessee, subject to all requirements of applicable law enter the premises where the Equipment is located without liability of any nature and repossess the Equipment wherever found, with or without legal process. Repossession by Lessor shall not constitute a termination of this Agreement.
         Lessee shall be liable for all reasonable legal and collection fees, costs and expenses arising from an event of default and the exercise of Lessor's remedies hereunder, including cost of repossession, storage, repairs, reconditioning, re-leasing with respect to such Equipment.
         With respect to any Equipment returned to Lessor, or repossessed by Lessor if Lessor has not terminated this Lease, Lessor shall either sell same at a private or public, cash or credit sale, or re-lease same for such term and upon such rental as shall be solely determined by Lessor. Whether or not the Equipment is repossessed or leased or sold, Lessor may forthwith recover from Lessee as liquidated damages for breach of this Lease, and not as a penalty, an amount equal to, at Lessor's option, (i) (X) the entire amount of rent and all other charges due under this Agreement or incurred under the provisions of this paragraph which would have accrued for the balance of the lease term of such Equipment, computed from the date of Lessee's default, or
(Y) the sum of (a) accrued and unpaid rent as of the date of Lessee's default plus (b) the Stipulated Loss Value applicable to such Equipment as of the date of Lessee's default, less (ii) the proceeds of any sale or re-leasing of such Equipment, if applicable. The amount described in either subclause (i) X, or resulting from a re-lease of the Equipment as described in subclause (ii) hereof, shall be discounted to their then present value at the rate of six percent (6%) per annum. In addition, there shall be added to such amounts, after such discount, interest at twelve percent (12%) from the date of Lessee's default up to the date of the payment of such amounts to Lessor.
        In the event that any court of competent jurisdiction determines that any provision of this Paragraph is invalid or unenforceable in whole or in part, such determination shall not prohibit Lessor from establishing its damages sustained as a result of any breach of this Agreement in any action or proceedings in which Lessor seeks to recover such damages. Any repossession or resale of any Equipment shall not bar an action for damages for breach of this Agreement, as hereinbefore provided, and the bringing of an action or the entry of judgment against Lessee shall not bar Lessor's right to repossess any or all Equipment.
         The remedies herein provided in favor of Lessor, shall not be deemed to be exclusive, but shall be cumulative and shall be in addition to all other remedies in Lessor's favor existing in law, in equity, or in bankruptcy.

        13. RETURN OF EQUIPMENT. Upon the expiration or earlier termination of any Schedule, unless Lessee shall have duly exercised any renewal or purchase option with respect thereto, or following the occurrence of any Event of Default by Lessee under this Lease, Lessee will, at its expense, have the Equipment deinstalled, properly packed, insured and delivered to such location or locations within the continental United States (limited to one location per termination or expiration) as may be designated by Lessor in writing. Upon deinstallation, the original manufacturer shall certify in writing at Lessee's expense that the Equipment is eligible for the manufacturer's maintenance contract and up to the then current engineering and revision levels, not including upgrades as may be available. The Equipment shall be returned in the same condition as when first accepted by Lessee, complete, (including all cables, manuals, diagnostics, and items originally supplied), ordinary wear and tear from the normal and proper use thereof alone excepted.

        14. ASSIGNMENT BY LESSOR. Lessee acknowledges that Lessor may sell and/or assign its interest in the Equipment and/or this Lease. LESSEE
AGREES THAT UPON NOTICE OF SUCH ASSIGNMENT IT SHALL PAY DIRECTLY TO
LESSOR'S ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SETOFF ALL AMOUNTS
WHICH BECOME DUE HEREUNDER AND FURTHER COVENANTS AND AGREES THAT IT
WILL NOT ASSERT AGAINST LESSOR'S ASSIGNEE ANY DEFENSE OR COUNTERCLAIM
OR SETOFF ON ACCOUNT OF BREACH OF WARRANTY OR OTHERWISE IN ANY ACTION
FOR RENT OR FOR POSSESSION BROUGHT BY LESSOR'S ASSIGNEE. Upon the assignment of the Lease, Lessor's assignee shall have and be entitled to exercise any and all discretions, rights and remedies of Lessor hereunder and all references herein to Lessor shall include Lessor's assignee except that said assignee shall not be chargeable with any obligation or liabilities of Lessor hereunder or with respect thereof.

        15. TAX INDEMNITY. Lessee acknowledges the Rental Amount provided for in any Schedule is computed on the assumption that: (a) Lessor and the consolidated Federal taxpayer group of which it is a member [all references to Lessor in this Section include such consolidated Federal taxpayer group] shall be treated for United States corporation income tax purposes [and to the extent allowable for state and local tax purposes] as the owner of the Equipment and will be entitled to depreciation deductions based on Lessor's total cost of the Equipment under: (i) appropriate Sections of the Internal Revenue Code of 1986, as amended [the "Code"], in amounts equal to the most accelerated method, shortest recovery period and appropriate convention allowed for the regular tax system; and (ii) accelerated cost recovery (5 year
MACRS) deductions for state and local income tax purposes in effect at the time such Schedule is entered into [such deductions being referred to hereinafter as the "Tax Benefits"]; and (b) all amounts includible in the gross income of Lessor with respect to the Equipment will be treated as derived from or allocable to sources within the United
States.
        Lessee represents and warrants to Lessor that (i) Lessor shall be entitled to take the Tax Benefits and that it has not, and will not, at any time during the term of the Lease, take any action or omit to take any action [whether or not the same is permitted  in the Lease] which will result in the loss or delay by Lessor of all or any part of the
Tax Benefits except where such loss or delay is the result of an action or omission on behalf of Lessor and (ii) all amounts includible in the gross income of Lessor with respect to the Equipment and all deductions or credits allowable to Lessor with respect to the Equipment will be treated as derived from or allocable to sources within the United
States.  If as a result of any act, omission or misrepresentation of
Lessee, Tax Benefits are lost, disallowed, eliminated, reduced, recaptured, compromised, delayed or otherwise made unavailable to
Lessor (any of the foregoing being hereafter called a "Loss"), Lessee shall promptly pay to Lessor on demand, as additional rent,  an indemnity payment, in the form of a one-time lump sum  amount in cash, or at Lessor's option, as an adjustment to the remaining rent payments, which is equal to that which provides Lessor with the same net after-
tax yield Lessor originally anticipated realizing from the transaction contemplated by the Lease prior to the Loss, computed on the same assumptions, bases and methodology, including tax rates, as were originally used by Lessor in calculating rent, and taking into account any present and future federal and state tax benefits expected to be available to Lessor as a result of such Loss, provided that if the computations are submitted to Accountants (as provided below), no payment shall be due until the Accountants make a final determination of what they believe to be the correct computations.
        Lessee shall not be liable for indemnification respecting a Loss or a Foreign Loss occurring solely as a result of:  (A) Lessor being subject to the application of the mid-quarter convention of Section
168(d)(3) of the Code, (B) Lessor failing to claim in a timely or proper manner the Tax Benefits (unless Lessor determines that there is no reasonable basis to claim such Tax Benefits) or Lessor making any election to claim the Tax Benefits in a manner less rapid than contemplated by the definition thereof, (C) Lessor failing to have sufficient taxable income to utilize the Tax Benefits, (D) Lessor being subject to the "alternative minimum tax" of Section 55 of the Code, (E)
a voluntary transfer or other  voluntary disposition by Lessor of any interest in any Equipment or this Lease, or any involuntary transfer resulting from the bankruptcy of Lessor, when no event of default exists, (F) a Casualty Occurrence whereby Lessee takes the actions required by Section 7 above, (G) any change in the Code (or comparable state income tax code), the regulations promulgated thereunder, or any judicial decision interpreting the Code (or comparable state income tax code) or such regulations, passed or issued after the date of this
Lease; [or (H) the election by Lessee to terminate this Lease early pursuant to the Addendum to the Rental Schedule]
        In the event of a breach of the representation and warranty stated
in (ii) above, if any item of income credit or deduction with respect to the Equipment shall not be treated as derived from, or allowable to, sources within the United States for a given taxable year (any such event hereinafter referred to as "Foreign Loss") then Lessee shall pay to Lessor as an indemnity, such amount as, after deduction of all taxes required to be paid by Lessor in respect of the receipt of such amounts under the laws of any Federal, state or local government or taxing authority of the United States, shall equal the sum of:  (I) the excess of (x) the foreign tax credits which Lessor would have been entitled to for such year had no such Foreign Loss occurred over (y) the foreign tax credits to which Lessor was limited as a result of such Foreign
Loss and (II) the amount of any interest, penalties or additions to tax payable as a result of such Foreign Loss. The amount payable to Lessor shall be paid no later than 15 days after receipt of a written demand therefor from Lessor accompanied by a written statement describing in reasonable detail such Foreign Loss and computation of the amount so payable.  The results of all computations required under this Section
15, together with a statement describing in reasonable detail the manner in which such computations were made, shall be delivered to
Lessee in writing.  If Lessee so requests within 30 days after receipt of such computations, any determination shall be reviewed by an independent national accounting firm mutually acceptable to Lessee and
Lessor (the "Accountants"), who shall be asked to verify, after consulting with Lessee and Lessor whether Lessor's computations are correct, and to report its conclusions to both Lessee and Lessor.  The
Lessor and Lessee hereby agree to provide the Accountants, subject to the execution of a satisfactory confidentiality agreement, with all information and materials as shall be reasonably necessary or desirable in connection herewith. The fees of the Accountants in verifying an adjustment pursuant to this Section shall be paid by Lessee, unless such verification discloses an error adverse to Lessee of an amount greater than 10%, in which case such fees shall be paid by Lessor. Any information provided to the Accountants by any person shall be and remain the exclusive property of such person and shall be deemed by the parties to be (and the Accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such person, and no person other than such person and the Accountants shall be entitled thereto, and all such materials shall be returned to such person. The Accountants shall be requested to make their determination within 30 days. In the event the Accountants shall determine that such computations are incorrect, then the Accountants shall determine what they believe to be the correct computations. The computations of the Accountants shall be final, binding and conclusive upon Lessee and Lessor and Lessee shall not have any right to inspect the books, records, tax returns or other documents of or relating to Lessor to verify such computations or for any other purpose. The Lessee and Lessor hereby agree that the Accountants' sole responsibility shall be to verify the amount of any payment pursuant to
Section 15 hereof and that matters of interpretation of this Lease are
not within the scope of the Accountants' responsibilities.   The
provisions of this Section shall survive the expiration or earlier termination of this Lease for any reason.

        16.     CONTEST RIGHTS LANGUAGE.
                (i) Lessor agrees promptly to notify Lessee of any written claim against Lessor by the Internal Revenue Service or any state tax agency ("State Tax Agency") that Lessor is not entitled to all or any portion of the Tax Benefits, or that any item of income, credit or deduction with respect to the Equipment shall not be treated as derived from, or allowable to, sources within the United States for a given taxable year (a "Claim"), for which there is a required indemnity (but Lessor's failure to notify Lessee shall not impair Lessor's right to indemnification except to the extent that Lessee's right to contest such claim has been adversely affected). The Lessor agrees that if (i) in the opinion of independent tax counsel of recognized standing selected and paid for by Lessee and reasonably acceptable to Lessor
("Tax Counsel"), there is a reasonable basis to contest the Claim; (ii)
Lessee shall have agreed in writing to indemnify Lessor with respect to such contest; and (iii) no event of default shall have occurred and be continuing, Lessor shall, upon request and at the expense of Lessee, cooperate with Lessee in good faith in order to contest such Claim (and shall, upon the request and at the expense of Lessee), subsequently appeal any adverse determination provided that Tax Counsel issues an opinion concurred in by tax counsel for Lessor that the appeal will be successful in the appropriate administrative and legal forums selected by Lessor in its sole discretion (provided that Lessor shall consider in good faith such request as Lessee shall make concerning the appropriate forum in which to proceed). During the course of any such contest, Lessee shall have the right to participate in the conduct thereof, to the extent that such participation by Lessee does not materially interfere with Lessor's control of such contest. The Lessor agrees that it will not settle or otherwise compromise a contested
Claim for which Lessee would be required to make an indemnity payment pursuant to the provisions of this Section without Lessee's prior written consent except where Lessor agrees in writing to forego such indemnity payment.
        The Lessor further agrees that the failure of Lessor to timely contest a Claim against Lessor in the manner and as required by this Section shall relieve Lessee of its obligations to Lessor as provided in this Section to the extent such failure precludes effective conduct of such contest.

        (ii) If Lessor contests a Claim prior to making payment, then any indemnity payable pursuant to this Section need not be paid by Lessee while such action is pending, provided that Lessee shall pay the reasonable out-of-pocket costs and attorneys fees relating to such action when and as the same shall become payable. In such case, if the Final Determination (as hereinafter defined) shall be adverse to Lessor, the amount of the indemnity payable hereunder shall be computed as of the date of such Final Determination and Lessee shall make payment thereof as provided in this Section within ten (10) days after the date of the Final Determination.

        (iii) If Lessor makes a payment of tax and then contests such Claim by suing for a refund, the amount of such payment shall be advanced by Lessee to Lessor on an interest-free basis on or before ten
(10) days after the date of such payment; provided, however, that in no event will the amount of the advanced exceed the indemnifiable amount under this Section. If Lessor sues for a refund after making payment and if the Final Determination shall be in favor of Lessor, Lessor shall pay to Lessee an amount equal to the lump sum theretofore paid by Lessee to Lessor (or a proportionate part thereof if the Final Determination is partly adverse to Lessor) on or before ten (10) days after the receipt of the refund that results from such Final Determination, together with interest thereon paid by the United States Government or State Tax Agency. If Lessor sues for a refund after making payment and if the Final Determination shall be adverse to Lessor, the amount of the indemnity payable under this Section shall be computed as of the date of the Final Determination and Lessee shall make payment thereof as provided herein within ten (10) days after the date of the Final Determination, after giving effect to such advance.

        (iv) "Final Determination" means a final decision by the Internal Revenue Service or State Tax Agency (after exhaustion of all administrative procedures) or a court of competent jurisdiction, in either case, after all allowable appeals or other actions requested by Lessee in accordance with this Lease have been exhausted or taken by either party to the action.

        (v) Notwithstanding anything to the contrary contained herein, Lessor may at any time decline to take any further action with respect to a proposed adjustment, provided however, that if Lessee has properly requested such action pursuant to this Section, Lessor shall notify
Lessee that Lessor waives its right to any payment by Lessee that would otherwise be payable pursuant to this Section with respect to the Loss or Foreign Loss at issue.

        (vi) The contest rights procedures described in the foregoing paragraphs are in addition to the dispute resolution mechanism described above with respect to the Accountants' determination.

        17. REPRESENTATION AND WARRANTIES OF LESSEE. Lessee hereby represents, warrants and covenants that, with respect to this Agreement and any related documents: (a) the execution, delivery and performance thereof by Lessee have been duly authorized by all necessary corporate or organizational action; (b) the individual executing such documents is duly authorized to do so; and (c) the Agreement and any related documents constitute legal, valid and binding agreements of Lessee enforceable in accordance with their respective terms.



        18. NON-CANCELLABLE LEASE, LESSEE'S OBLIGATIONS UNCONDITIONAL. This lease cannot be cancelled or terminated except as expressly provided herein.

        19. MISCELLANEOUS. This Agreement may not be amended except in writing executed by Lessor and Lessee, and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions of this Agreement are for convenience only and shall not define or limit any of the terms hereof. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California.


______ Lessee Initial

        20. INTENT; TITLE. Notwithstanding the express intent of the parties, should a court of competent jurisdiction determine that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Lease, the Equipment, and all accessions thereto, substitutions and replacements therefor, and proceeds
(including insurance proceeds) thereof to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee to Lessor, now existing or hereafter created;
        Except for permitted liens, Lessee further agrees to maintain the Equipment free from all claims, liens, and legal processes of creditors of Lessee and will defend, at its own expense, Lessor's title to the Equipment from such claims, liens or legal processes. Except for permitted liens, Lessee shall also notify Lessor immediately upon receipt of any lien, attachment or judicial proceeding affecting the Equipment in whole or in part. For purposes hereof, "permitted liens" means mechanics' or materialmen's liens incurred in the ordinary course of business for sums not overdue.

         This Agreement consisting of the foregoing, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties hereto unless specifically set forth in this Agreement. The term "Lessee", as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby. THIS AGREEMENT WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW.

Executed the  9th  day of   June   , 19 98 .

By execution hereof, the signer hereby certifies that he has read this Agreement, and that he is duly authorized to execute this lease on behalf of Lessee.
                                        LESSEE:   HMT
TECHNOLOGY CORPORATION

                                By:
                                          Peter Norris
                                          Chief Financial
Officer

Accepted at  WALNUT CREEK, CA           LESSOR:  THIRD STREET
SERVICES, INC.

Date:      June 9, 1998                                         By:

Jeffrey M. Sturm       Authorized Signature and Title

President


MASTER LEASE AGREEMENT
Page 12 of 8



June 9, 1998

HMT Technology Corporation
1055 Page Avenue
Fremont, CA  94538



RE:     Master Lease Agreement dated  June 9, 1998  between Third Street
Services, Inc. ("Lessor") as lessor and HMT Technology Corporation ("Lessee") as lessee, and Rental Schedule No. 1-ICX (together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment ("Equipment") subject to the Lease.

Gentlemen:

        1. Notice is hereby given that, (a) pursuant to a Without Recourse Lease Assignment (the "Assignment") between Lessor and ICX Corporation ("Assignee"), the Lease has been assigned and (b) pursuant to a Bill of Sale, the Equipment has been sold by Lessor to Assignee. Pursuant to the Assignment, Lessor has collaterally assigned, transferred and set over unto Assignee:

            a. all sums due under the Lease or any extension thereof, including, without limitation, rentals, interest, late charges, payments, taxes, income, revenues, issues, profits, insurance proceeds, awards and proceeds in respect of any taking, casualty, salvage, damage or termination, and all other amounts, of every kind and nature, now or hereafter payable to or receivable by the Lessor in respect of the Equipment or the Lease (collectively "Payments");

            b. all claims, rights, privileges, options, elections, powers and remedies, now existing or hereafter arising, of Lessor under or pursuant to any provision of the Lease; and

            c. all other rights of Lessor to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, to accept surrender of any of the Equipment, or to terminate or cancel the Lease;

in each case together with full power and authority, in the name of Lessor or Assignee, to enforce, collect, receive and receipt for any or all of the foregoing.

        2. In connection with the Assignment, Lessor and Assignee hereby irrevocably direct you to remit to Assignee all Payments required to be made pursuant to the Lease beginning with the first payment date following receipt of this notice and continuing thereafter through and including the payment due May 10, 2003 .

All payments should be mailed directly to Assignee at 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 (or to such other address or party as Assignee may otherwise direct). Any notices and other communications should also be given or sent to Assignee at the foregoing address or in the event of registered or certified mail or overnight delivery sent to 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 .

        3. This letter will also serve to confirm the following representations: (a) that your obligation to pay the Payments to Assignee as set forth in the Lease shall be unconditional and that you will make the Payments (i) without any right of setoff, defense or counterclaim subject only to any action by Assignee which materially and adversely affects your physical possession or use of the Equipment at a time when you are not in default under the Lease, and (ii) regardless of whether or not you shall have received an appropriate invoice with respect thereto and (iii) notwithstanding any rights, claims, or causes of action which you may have, or may hereafter acquire under the Lease, as a result of any defect in the Equipment or otherwise; (b) that the Lease is in full force and effect; (c) that all items of Equipment have been delivered and installed at the location set forth in the relevant Rental Schedule under the Lease and have been found to be in good working order and are accepted by you under the Lease; (d) that the Assignee shall enjoy all of the Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Lease; (e) that a copy of any notice which you are required to give to Lessor under the Lease shall be sent to Assignee; (f) that without Assignee's prior, express written consent you will not (i) sell, encumber, surrender, abandon, or (except to the extent permitted by the Lease) relocate or sublease any of the Equipment, or (ii) subordinate, encumber, amend, modify, terminate, cancel or assign the Lease; (g) that any such consent of Assignee, except as expressly otherwise provided by the terms of the Lease, may be given or withheld in Assignee's reasonable discretion; (h) that all rights of Lessor under the Lease (i) to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, or (ii) to accept surrender of any of the Equipment shall be exercised by Assignee; and
(i) except as aforesaid, any act of Lessor or Lessee which contravenes the provisions of this paragraph 3 shall be void as against Assignee and if committed by Lessee shall constitute an Event of Default under the Lease.

        4. You also represent, agree and acknowledge that: (a) the remaining term of the Lease is sixty (60) months commencing on June 10, 1998; (b) the Monthly Rental is $22,463.24 and is due and payable in advance on the tenth day of each month during the remaining term; (c) no Event of Default under the Lease and no event which, but for the passage of time or the giving of notice or both, would be an Event of Default under the Lease exists on the part of Lessee or (to the best of your knowledge) on the part of Lessor in the performance of their respective obligations under the Lease; (d) there has been no material adverse change in your financial condition since the date of your last certified financial statements furnished to Lessor; and (e) you will furnish Assignee with such financial information as it may reasonable request, including, within 90 days after the close of your fiscal year, your annual audited financial statements, and within 60 days after the end of each of the first three quarters of your fiscal year, your quarterly financial statements, similarly prepared but not necessarily audited, and signed by your chief financial officer.

        5.  Pursuant to Section   8   of the Lease, we hereby request that you
promptly arrange to (a) add Assignee as an additional insured under each liability insurance policy required under the Lease, (b) name Assignee as loss payee under each insurance policy covering the Equipment required by Lease, and (c) furnish to Assignee evidence of such insurance coverage not later than thirty days from the date hereof.

        6. The assignment in the Assignment shall not be deemed to relieve Lessor of any obligations under the Lease.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President

                                        Acknowledged and Agreed:
                                        HMT TECHNOLOGY CORPORATION


By:

Title:   Peter Norris, CFO


Acknowledged and Agreed:
  ICX CORPORATION


By:

Title:


RENTAL SCHEDULE TO
MASTER LEASE AGREEMENT


RENTAL SCHEDULE NO.  1-ICX      to Master Lease Agreement No.  125
dated   June 9            , 19 98  , (the "Lease") by and between the
undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the time specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

        SERIAL  ACQUISTION
QUANTITY        DESCRIPTION     NUMBER  COST



        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  1-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.







TOTAL COST $ 1,256,262.90

This Rental Schedule is for a term of     60      months (plus       -0-
days partial first period term) and the Lease Commencement Date is  June
10, 19 98  .  The partial first period rent of $    -0-     is payable
together with $  22,463.24            (plus applicable sales/use tax)
regular monthly rent on the   10th     day of  June   , 1998   followed
by equal payment of regular rent on the  10th     day of each month
thereafter until a total rent of $  1,347,794.40                 has
been paid.

LOCATION OF EQUIPMENT:    1220 Page Avenue, Fremont, CA  94538

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.


THIRD STREET SERVICES, INC.             HMT TECHNOLOGY CORPORATION
          Lessor                            Lessee
By
        By
Jeffrey M. Sturm (authorized signature)   Peter Norris  (authorized signature)
Its                        President
      Its     CFO
                                     (title)

(title)
Date      June 9, 1998                                  Date     June 9, 1998

DELIVERY AND ACCEPTANCE CERTIFICATE

RENTAL SCHEDULE NO.     1-ICX
PURSUANT TO MASTER LEASE AGREEMENT NO.    125   , dated as of   June 9, 1998

(the "Lease") by and between              THIRD STREET SERVICES, INC.
("Lessor") and
                                                             HMT
TECHNOLOGY CORPORATION
("Lessee").
The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment (the "Equipment") referred to in the Lease between Lessor and the Lessee.


QUANTITY        DESCRIPTION     SERIAL NUMBER




        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  1-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.





have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                HMT TECHNOLOGY CORPORATION

                By:
                Its:  Peter Norris, CFO
                Date:    June 9, 1998

ADDENDUM TO RENTAL SCHEDULE NO.  1-ICX  (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. EARLY TERMINATION OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to terminate this Rental Schedule on:

        a) June 9, 2001 (the "First Early Termination Date") by paying Lessor an amount equal to $376,878.87 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the First Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits; or

        b) June 9, 2002 (the "Second Early Termination Date") by paying Lessor an amount equal to $226,127.32 (18% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the Second Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

2. EARLY PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to purchase all, but not less than all, of the Equipment under this Rental Schedule on October 9, 2002 (the "Early Purchase Date") by paying Lessor an amount equal to ($376,878.87) (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Rental Schedule as of the Early Purchase Date. Such Early Purchase Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

3.      END OF TERM OPTIONS

        A. PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to purchase all, but not less than all, of the Equipment for the then "Fair Market Value" (as hereinafter defined) plus all other amounts then due and payable under the Rental Schedule; or


        B. RENEWAL OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to renew the Rental Schedule term for an additional twelve (12) months ("Renewal Term") at a Lease Rate Factor of 0.9337% of the Acquisition
Cost ($11,729.73 per month) with the first such rental payment being due and payable by Lessee on June 10, 2003, and then to return all but not less than all of the Equipment to Lessor at the expiration of the Renewal Term as specified in Paragraph C, or

        C. RETURN OPTION: Lessee will at its sole risk and expense immediately return all but not less than all of the Equipment to Lessor crated and packaged to Lessor's specification, to a place designated by Lessor within the continental United States, and otherwise in accordance with the return provisions of the Rental Schedule and in the condition required by the Rental Schedule.

        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.                 HMT TECHNOLOGY CORPORATION

By                                                                By
 Jeffrey M. Sturm (authorized signature)    Peter Norris (authorized signature)
  Its   President                                     Its     CFO
                           (title)
(title)
Date   June 9, 1998                                Date     June 9, 1998

AMENDMENT NO. 1 TO
ADDENDUM TO RENTAL SCHEDULE NO.  5-ICX (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Amendment shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. Replace Section D. FAIR MARKET VALUE with the following:


        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee and approved by Lessor or, if applicable, its Assignee, which will not be unreasonably withheld, on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.


Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.                 HMT TECHNOLOGY CORPORATION

By                                          By
 Jeffrey M. Sturm (authorized signature)    Peter Norris (authorized signature)
  Its   President                          Its     CFO
    (title)
(title)
Date   June 24, 1998                         Date     June 24, 1998

EXHIBIT B

TO:     Insurance Company or Agent

Name:    J&H Marsh & McLennan, Inc.             Contact:   Christina Marcon
 Address:    One California Street                        Phone: 415-743-8321
             San Francisco, CA  94111                     Fax: 415-743-8055


We have leased from  Third Street Services, Inc.   under that certain
Lease Agreement No.   125   dated June 9,  1998, Rental Schedule No.
1-ICX , specific equipment described on Exhibit A, a copy of which is attached hereto. Accordingly, you are hereby authorized to:

        1.      Insure said equipment in the name of  ICX CORPORATION   .

        2.      Issue a written endorsement naming    ICX CORPORATION  as
Additional Insured and Loss Payee, and provide them with a thirty (30) day written notice of material change of coverage, cancellation or non-renewal.

        3.      Insurance must include coverage as indicated below:

        (X)     Bodily Injury and Property Damage Insurance with limits of no
less than  $ 1,252,643.00    .

        (X)     Physical Damage (all risk) as agreed in the lease, in the
amount of $ 1,252,643.00   .

        (X)     Coverage for the contractual liability assumed in Paragraph
8   of the lease.

        ( )     Other:
______________________________________________________________
__

        4.      Loss, if any, under this endorsement shall be payable solely
to   ICX CORPORATION or its assigns.

        5.      The policy must contain the following endorsement:

                The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by ICX CORPORATION under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:        ICX
CORPORATION
                        3 Summit Park Drive, Suite 200
                        Cleveland, OH  44131
                        Attn:  Mr. J. T. Lovins

LESSEE:         HMT TECHNOLOGY CORPORATION

Signed:
                              Insured/Lessee
Its:        Peter Norris                          CFO

CERTIFICATE OF INCUMBENCY AND AUTHORITY


I,                                                      , do hereby
certify that I am the duly  elected, qualified and acting Assistant
Secretary  of  HMT Technology Corporation   , a  Delaware  Corporation;
that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officers of said Corporation and hold on the date of this Certificate the offices set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each of such officers is duly authorized for and on behalf of said Corporation to execute and deliver any Lease document between said Corporation and said Third Street Services, Inc., and that execution of such documents, and instruments in connection therewith for and on behalf of said Corporation is not prohibited by or in any manner restricted by the terms of said Corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said Corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and said Third Street Services, Inc. shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to said Third Street Services, Inc., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to said Third Street Services, Inc. of said written notice of said modification, rescission or revocation.


NAME AND TITLE OF OFFICER                               SIGNATURE OF OFFICER



    Peter Norris, Chief Financial Officer




IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
said  Corporation this  9th     day of    June         , 1998.


By

Title       Assistant Secretary

125-1-ICX

BILL OF SALE


   KNOW ALL MEN BY THESE PRESENTS:  THAT HMT TECHNOLOGY CORPORATION
located at 1055 Page Avenue, Fremont, CA  94538   in consideration of
the sum of One Million Two Hundred Fifty-six Thousand Two Hundred Sixty-two and 90/100 Dollars ($1,256,262.90) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to Third Street Services, Inc., a California corporation, with offices at 1646 N. California Blvd., Suite 510, Walnut Creek, CA 94596, the following described personal property:


EQUIPMENT DESCRIBED IN RENTAL SCHEDULE
NO. 1-ICX TO MASTER LEASE AGREEMENT NO. 125
DATED JUNE 9, 1998 ATTACHED HERETO AND
MADE A PART HEREOF.


to have and to hold all and singular the said personal property to Third Street Services, Inc., its successors and assigns, for its own use forever.
     The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.
     IN WITNESS WHEREOF, the undersigned has hereunto executed this
document this  9th   day of June, 1998.

                                                     HMT TECHNOLOGY CORPORATION


                                        BY:
        ITS:  Peter Norris, CFO
                   (Typed name of signer and
title)

INVOICE




FROM:   THIRD STREET SERVICES, INC.                       DATE: June 9, 1998
        1646 North California Boulevard
        Suite 510
        Walnut Creek, CA     94596

  TO:   HMT TECHNOLOGY CORPORATION
        1055 Page Avenue
        Fremont, CA  94538



Pursuant to Master Lease No. 125 dated June 9, 1998 between THIRD STREET SERVICES, INC. (Lessor) and HMT TECHNOLOGY CORPORATION (Lessee), Rental Schedule
No. 1-ICX, the following amount is due and payable as the first month's rental payment:


    Rental Schedule No. 1-ICX
        1st Payment of 60       $24,463.24



TO BE DEDUCTED FROM FUNDING




PLEASE REMIT TO:                ICX CORPORATION.
                                Attn:  J. T. Lovins
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH  44131


_______ Lessee Initial

Equipment and other property under Rental Schedule 1-ICX leased or to be leased pursuant to that certain Master Lease Agreement No. 125 (the "Lease") between HMT TECHNOLOGY CORPORTION, as Lessee, and THIRD STREET
SERVICES, INC., as Lessor, dated June 9, 1998   including, but not
limited to, the property described in Exhibit A to the Rental Schedule attached hereto and made a part hereof and all modification and attachments thereto and replacements thereof and substitutions therefore in whole or in part, and all proceeds thereof.

EQUIPMENT LOCATION:  1220 Page Avenue, Fremont, CA  94538+

SEE EXHIBIT "A" ATTACHED HERETO

June 9, 1998


ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH  44131

RE:     Master Lease Agreement No. 125 dated June 9, 1998
        Rental Schedule No. 1-ICX dated June 9, 1998

Gentlemen:

Pursuant to Master Lease Agreement No. 125, Rental Schedule No. 1-ICX please be advised that the equipment is located at 1220 Page Avenue, Fremont, CA 94538. The "Ship To" address shown on Phase Metric invoice nos. 15087A and 15087B is a warehouse where all equipment is shipped to HMT before being installed.

Very truly yours,




Jeffrey M. Sturm
President


Agreed to this 9th day of June 1998


HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title: CFO

June 9, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen:

        RE:  Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 1-ICX dated June 9, 1998

This is to verify that funding of this leasing transaction is contingent upon the following:

1) HMT providing originals of Phase Metrics invoices included in this funding - Invoice #15087A, and #15087B.

2) Receipt of final document comments from ICX's legal department and agreement thereto by all parties.


Sincerely,

TSS FINANCIAL



Jeffrey M. Sturm
President

Agreed and Accepted by  Agreed and Accepted by
HMT TECHNOLOGY CORPORATION      ICX CORPORATION



Peter Norris, Chief Financial Officer






June 9, 1998


Mr. J. T. Lovins
ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH    44131

Dear Mr. Lovins:


RE:     Master Lease Agreement No. 125 dated  June 9 , 1998  between Third
Street Services, Inc. ("Lessor") as lessor and HMT Technology
Corporation ("Lessee") as lessee, and Rental Schedule No. 1-ICX
(together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment
("Equipment") subject to the Lease.

This is to verify that the full equipment cost of this Schedule ($1,256,262.90) less the rental due June 10, 1998 ($22,463.24) will be remitted directly to HMT Technology Corporation. Total due HMT is $1,233,799.66. Should funding actually occur on a different day, HMT will credited per diem interest of $101.20 per day ($1,256,262.90 x
 .0290 / 360).

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO


June 9, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen

        RE:     Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 1-ICX dated June 9, 1998

This is to confirm that the date of first functional use for the equipment described on the above-referenced Rental Schedule was March 11, 1998.

Per the terms of Paragraph 5 of the Master Lease Agreement, HMT
Corporation acknowledges and agrees that it indemnifies and holds harmless Third Street Services, Inc. or any Assignee thereof from any taxes, penalties or interest resulting from its sale, lease, or use of the Equipment.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO

        MEMO TO:        Matt Perreault  DATE:  June 10, 1998
                HMT Technology Corporation

        FROM:   Sharon Martinez

 SUBJECT:      ICX Closing - Master Lease No. 125, Rental Schedule No. 1-ICX


I am forwarding executed copies of your documents for the current closing with ICX. You may be receiving a "due diligence" call on this transaction from ICX.

To summarize the closing:

        Scheduled funding date: June 10, 1998
                        Should funding actually occur on a
different day,
                         HMT will  credited per diem interest
of $101.20 per day
                        ($1,256,262.90  x .0290 / 360).


        Equipment Cost: $1,256,262.90

        Net to HMT June 10
            Equipment Cost      $1,256,262.90
            Less First Month's Rent      __(22,463.24)
            Net to HMT June 10  $1,233,799.66

        Next Payment due ICX    July 10, 1998

        Remit to address:       ICX Corporation
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH    44131

        Lease end options:      Early Termination Option at month 36
or 48 OR
                                Early Purchase Option at month 52 OR
                                Purchase at FMV    OR
                                Renew for 12 months   OR
                                Return
                                with 90 days' written notice prior to
lease end


Please do not hesitate to call with any questions  you might have.


_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 9, 1998
Page 3
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 9, 1998
Page 5




_______ Lessee Initial
_______ Lessor Initial




June 16, 1998

HMT Technology Corporation
1055 Page Avenue
Fremont, CA  94538



RE:     Master Lease Agreement dated  June 9, 1998  between Third Street
Services, Inc. ("Lessor") as lessor and HMT Technology Corporation ("Lessee") as lessee, and Rental Schedule No. 2-ICX (together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment ("Equipment") subject to the Lease.

Gentlemen:

        1. Notice is hereby given that, (a) pursuant to a Without Recourse Lease Assignment (the "Assignment") between Lessor and ICX Corporation ("Assignee"), the Lease has been assigned and (b) pursuant to a Bill of Sale, the Equipment has been sold by Lessor to Assignee. Pursuant to the Assignment, Lessor has collaterally assigned, transferred and set over unto Assignee:

            a. all sums due under the Lease or any extension thereof, including, without limitation, rentals, interest, late charges, payments, taxes, income, revenues, issues, profits, insurance proceeds, awards and proceeds in respect of any taking, casualty, salvage, damage or termination, and all other amounts, of every kind and nature, now or hereafter payable to or receivable by the Lessor in respect of the Equipment or the Lease (collectively "Payments");

            b. all claims, rights, privileges, options, elections, powers and remedies, now existing or hereafter arising, of Lessor under or pursuant to any provision of the Lease; and

            c. all other rights of Lessor to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, to accept surrender of any of the Equipment, or to terminate or cancel the Lease;

in each case together with full power and authority, in the name of Lessor or Assignee, to enforce, collect, receive and receipt for any or all of the foregoing.

        2. In connection with the Assignment, Lessor and Assignee hereby irrevocably direct you to remit to Assignee all Payments required to be made pursuant to the Lease beginning with the first payment date following receipt of this notice and continuing thereafter through and including the payment due May 16, 2003 .

All payments should be mailed directly to Assignee at 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 (or to such other address or party as Assignee may otherwise direct). Any notices and other communications should also be given or sent to Assignee at the foregoing address or in the event of registered or certified mail or overnight delivery sent to 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 .

        3. This letter will also serve to confirm the following representations: (a) that your obligation to pay the Payments to Assignee as set forth in the Lease shall be unconditional and that you will make the Payments (i) without any right of setoff, defense or counterclaim subject only to any action by Assignee which materially and adversely affects your physical possession or use of the Equipment at a time when you are not in default under the Lease, and (ii) regardless of whether or not you shall have received an appropriate invoice with respect thereto and (iii) notwithstanding any rights, claims, or causes of action which you may have, or may hereafter acquire under the Lease, as a result of any defect in the Equipment or otherwise; (b) that the Lease is in full force and effect; (c) that all items of Equipment have been delivered and installed at the location set forth in the relevant Rental Schedule under the Lease and have been found to be in good working order and are accepted by you under the Lease; (d) that the Assignee shall enjoy all of the Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Lease; (e) that a copy of any notice which you are required to give to Lessor under the Lease shall be sent to Assignee; (f) that without Assignee's prior, express written consent you will not (i) sell, encumber, surrender, abandon, or (except to the extent permitted by the Lease) relocate or sublease any of the Equipment, or (ii) subordinate, encumber, amend, modify, terminate, cancel or assign the Lease; (g) that any such consent of Assignee, except as expressly otherwise provided by the terms of the Lease, may be given or withheld in Assignee's reasonable discretion; (h) that all rights of Lessor under the Lease (i) to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, or (ii) to accept surrender of any of the Equipment shall be exercised by Assignee; and
(i) except as aforesaid, any act of Lessor or Lessee which contravenes the provisions of this paragraph 3 shall be void as against Assignee and if committed by Lessee shall constitute an Event of Default under the Lease.

        4. You also represent, agree and acknowledge that: (a) the remaining term of the Lease is sixty (60) months commencing on June 16, 1998; (b) the Monthly Rental is $20,958.77 and is due and payable in advance on the sixteenth day of each month during the remaining term; (c) no Event of Default under the Lease and no event which, but for the passage of time or the giving of notice or both, would be an Event of Default under the Lease exists on the part of Lessee or (to the best of your knowledge) on the part of Lessor in the performance of their respective obligations under the Lease; (d) there has been no material adverse change in your financial condition since the date of your last certified financial statements furnished to Lessor; and (e) you will furnish
Assignee with such financial information as it may reasonable request, including, within 90 days after the close of your fiscal year, your annual audited financial statements, and within 60 days after the end of each of the first three quarters of your fiscal year, your quarterly financial statements, similarly prepared but not necessarily audited, and signed by your chief financial officer.

        5.  Pursuant to Section   8   of the Lease, we hereby request that you
promptly arrange to (a) add Assignee as an additional insured under each liability insurance policy required under the Lease, (b) name Assignee as loss payee under each insurance policy covering the Equipment required by Lease, and (c) furnish to Assignee evidence of such insurance coverage not later than thirty days from the date hereof.

        6. The assignment in the Assignment shall not be deemed to relieve Lessor of any obligations under the Lease.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President

                                        Acknowledged and Agreed:
                                        HMT TECHNOLOGY CORPORATION


By:

Title:   Peter Norris, CFO


Acknowledged and Agreed:
  ICX CORPORATION


By:

Title:


RENTAL SCHEDULE TO
MASTER LEASE AGREEMENT


RENTAL SCHEDULE NO.  2-ICX      to Master Lease Agreement No.  125
dated   June 9            , 19 98  , (the "Lease") by and between the
undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the time specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

        SERIAL  ACQUISTION
QUANTITY        DESCRIPTION     NUMBER  COST



        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  2-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.







TOTAL COST $ 1,172,125.20

This Rental Schedule is for a term of     60      months (plus       -0-
days partial first period term) and the Lease Commencement Date is  June
16, 19 98  .  The partial first period rent of $    -0-     is payable
together with $  20,958.77            (plus applicable sales/use tax)
regular monthly rent on the   16th     day of  June   , 1998   followed
by equal payment of regular rent on the  16th     day of each month
thereafter until a total rent of $  1,257,526.20                 has
been paid.

LOCATION OF EQUIPMENT:    1220 Page Avenue, Fremont, CA  94538

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.


THIRD STREET SERVICES, INC.             HMT TECHNOLOGY CORPORATION
 (LESSOR)                              (LESSEE)
By
                By
Jeffrey M. Sturm (authorized signature)  Peter Norris (authorized signature)
Its                        President
                Its     CFO
                                     (title)

(title)
Date      June 16, 1998                     Date     June 16, 1998

DELIVERY AND ACCEPTANCE CERTIFICATE

RENTAL SCHEDULE NO.     2-ICX
PURSUANT TO MASTER LEASE AGREEMENT NO.    125   , dated as of   June 9, 1998
(the "Lease") by and between              THIRD STREET SERVICES, INC.
("Lessor") and

HMT TECHNOLOGY CORPORATION
("Lessee").
The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment (the "Equipment") referred to in the Lease between Lessor and the Lessee.


QUANTITY        DESCRIPTION     SERIAL NUMBER




        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  2-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.


have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                HMT TECHNOLOGY CORPORATION

                By:
                Its:  Peter Norris, CFO
                Date:    June 16, 1998

ADDENDUM TO RENTAL SCHEDULE NO.  2-ICX  (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. EARLY TERMINATION OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to terminate this Rental Schedule on:

        a) June 15, 2001 (the "First Early Termination Date") by paying Lessor an amount equal to $351,637.56 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the First Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits; or

        b) June 15, 2002 (the "Second Early Termination Date") by paying Lessor an amount equal to $210,982.54 (18% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the Second Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

2. EARLY PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to purchase all, but not less than all, of the Equipment under this Rental Schedule on October 15, 2002 (the "Early Purchase Date") by paying Lessor an amount equal to ($351,637.56) (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Rental Schedule as of the Early Purchase Date. Such Early Purchase Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

3.      END OF TERM OPTIONS

        A. PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to purchase all, but not less than all, of the Equipment for the then "Fair Market Value" (as hereinafter defined) plus all other amounts then due and payable under the Rental Schedule; or


        B. RENEWAL OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to renew the Rental Schedule term for an additional twelve (12) months ("Renewal Term") at a Lease Rate Factor of 0.9337% of the Acquisition
Cost ($10,944.13 per month) with the first such rental payment being due and payable by Lessee on June 16, 2003, and then to return all but not less than all of the Equipment to Lessor at the expiration of the Renewal Term as specified in Paragraph C, or

        C. RETURN OPTION: Lessee will at its sole risk and expense immediately return all but not less than all of the Equipment to Lessor crated and packaged to Lessor's specification, to a place designated by Lessor within the continental United States, and otherwise in accordance with the return provisions of the Rental Schedule and in the condition required by the Rental Schedule.

        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.           HMT TECHNOLOGY CORPORATION

By                                        By
Jeffrey M. Sturm (authorized signature)  Peter Norris  (authorized signature)
Its   President                          Its     CFO
 (title)
(title)
Date   June 16, 1998                         Date     June 16, 1998

                                 EXHIBIT B

TO:     Insurance Company or Agent

Name:    J&H Marsh & McLennan, Inc.                 Contact: Christina Marcon
Address:    One California Street                     Phone:  415-743-8321
         San Francisco, CA  94111                   Fax:    415-743-8055


We have leased from  Third Street Services, Inc.   under that certain
Lease Agreement No.   125   dated June 9,  1998, Rental Schedule No.
2-ICX , specific equipment described on Exhibit A, a copy of which is attached hereto. Accordingly, you are hereby authorized to:

        1.      Insure said equipment in the name of  ICX CORPORATION   .

        2.      Issue a written endorsement naming    ICX CORPORATION  as
Additional Insured and Loss Payee, and provide them with a thirty (30) day written notice of material change of coverage, cancellation or non-renewal.

        3.      Insurance must include coverage as indicated below:

        (X)     Bodily Injury and Property Damage Insurance with limits of no
less than  $ 1,168,748.00    .

        (X)     Physical Damage (all risk) as agreed in the lease, in the
amount of $ 1,168,748.00   .

        (X)     Coverage for the contractual liability assumed in Paragraph
8   of the lease.

        ( )     Other:
______________________________________________________________
__

        4.      Loss, if any, under this endorsement shall be payable solely
to   ICX CORPORATION or its assigns.

        5.      The policy must contain the following endorsement:

                The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by ICX CORPORATION under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:        ICX
CORPORATION
                        3 Summit Park Drive, Suite 200
                        Cleveland, OH  44131
                        Attn:  Mr. J. T. Lovins

LESSEE:         HMT TECHNOLOGY CORPORATION

Signed:
                              Insured/Lessee
Its:        Peter Norris                          CFO


BILL OF SALE


   KNOW ALL MEN BY THESE PRESENTS:  THAT HMT TECHNOLOGY CORPORATION
located at 1055 Page Avenue, Fremont, CA  94538   in consideration of
the sum of One Million One Hundred Seventy-two Thousand One Hundred Twenty-five and 20/100 Dollars ($1,172,125.20) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to Third Street Services, Inc., a California corporation, with offices at 1646 N. California Blvd., Suite 510, Walnut Creek, CA 94596, the following described personal property:


EQUIPMENT DESCRIBED IN RENTAL SCHEDULE
NO. 2-ICX TO MASTER LEASE AGREEMENT NO. 125
DATED JUNE 9, 1998 ATTACHED HERETO AND
MADE A PART HEREOF.


to have and to hold all and singular the said personal property to Third Street Services, Inc., its successors and assigns, for its own use forever.
     The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.
     IN WITNESS WHEREOF, the undersigned has hereunto executed this
document this  16th   day of June, 1998.

                                  HMT TECHNOLOGY CORPORATION


                                        BY:
        ITS:  Peter Norris, CFO
                   (Typed name of signer and
title)

                                     INVOICE




FROM:   THIRD STREET SERVICES, INC.                       DATE: June 16, 1998
        1646 North California Boulevard
        Suite 510
        Walnut Creek, CA     94596

  TO:   HMT TECHNOLOGY CORPORATION
        1055 Page Avenue
        Fremont, CA  94538



Pursuant to Master Lease No. 125 dated June 9, 1998 between THIRD STREET SERVICES, INC. (Lessor) and HMT TECHNOLOGY CORPORATION (Lessee), Rental Schedule No. 2-ICX, the following amount is due and payable as the first month's rental payment:


    Rental Schedule No. 2-ICX
        1st Payment of 60       $20,958.77



TO BE DEDUCTED FROM FUNDING




PLEASE REMIT TO:                ICX CORPORATION.
                                Attn:  J. T. Lovins
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH  44131


_______ Lessee Initial

Equipment and other property under Rental Schedule 2-ICX leased or to be leased pursuant to that certain Master Lease Agreement No. 125 (the "Lease") between HMT TECHNOLOGY CORPORTION, as Lessee, and THIRD STREET
SERVICES, INC., as Lessor, dated June 9, 1998   including, but not
limited to, the property described in Exhibit A to the Rental Schedule attached hereto and made a part hereof and all modification and attachments thereto and replacements thereof and substitutions therefore in whole or in part, and all proceeds thereof.

EQUIPMENT LOCATION:  1220 Page Avenue, Fremont, CA  94538

SEE EXHIBIT "A" ATTACHED HERETO

June 16, 1998


ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH  44131

RE:     Master Lease Agreement No. 125 dated June 9, 1998
        Rental Schedule No. 2-ICX dated June 16, 1998

Gentlemen:

Pursuant to Master Lease Agreement No. 125, Rental Schedule No. 2-ICX please be advised that the equipment is located at 1220 Page Avenue, Fremont, CA 94538. The "Ship To" address shown on Phase Metric invoice nos. 15807 and 15812 is a warehouse where equipment is shipped to HMT before being installed.

Very truly yours,




Jeffrey M. Sturm
President


Agreed to this 16th day of June 1998


HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title: CFO

June 16, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen:

        RE:  Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 2-ICX dated June 16, 1998

This is to verify that funding of this leasing transaction is contingent upon the following:

1) Credit approval

2) Final document approval from ICX's legal department and agreement thereto by all parties.


Sincerely,

TSS FINANCIAL



Jeffrey M. Sturm
President

Agreed and Accepted by  Agreed and Accepted by
HMT TECHNOLOGY CORPORATION      ICX CORPORATION



Peter Norris, Chief Financial Officer






June 16, 1998


Mr. J. T. Lovins
ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH    44131

Dear Mr. Lovins:


RE:     Master Lease Agreement No. 125 dated  June 9 , 1998  between Third
Street Services, Inc. ("Lessor") as lessor and HMT Technology
Corporation ("Lessee") as lessee, and Rental Schedule No. 2-ICX
(together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment
("Equipment") subject to the Lease.

This is to verify that the full equipment cost of this Schedule
($1,172,125.20) less the rental due June 16, 1998 ($20,958.77), plus seven (7) days per diem interest ($660.94) will be remitted directly to HMT Technology Corporation. Total due HMT on June 23, 1998 is
$1,151,827.37. Should funding actually occur on a different day, HMT will be debited or credited per diem interest of $94.42 per day
($1,172,125.20  x .0290 / 360), accordingly.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO

        MEMO TO:        Matt Perreault  DATE:  June 16, 1998
                HMT Technology Corporation

        FROM:   Sharon Martinez

 SUBJECT:  ICX Closing - Master Lease No. 125, Rental Schedule No. 2-ICX



I am forwarding executed copies of your documents for the current closing with ICX.

To summarize the closing:

        Scheduled funding date: June 23, 1998
                        Should funding actually occur on a
different day,
                         HMT will be debited or credited per
diem interest
             of $94.42 per day       (  $1,172,125.20  x
 .0290 / 360),
                        accordingly.


        Equipment Cost: $1,172,125.20


            Reimbursement due HMT       $1,172,125.20
            Plus per diem interest - 7 days             660.94
            Less First Month's Rent      __(20,958.77)
            Net to HMT June 23  $1,151,827.37

        Next Payment due ICX    July 16, 1998

        Remit to address:       ICX Corporation
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH    44131

        Lease end options:      Early Termination Option at month 36
or 48 OR
                                Early Purchase Option at month 52 OR
                                Purchase at FMV    OR
                                Renew for 12 months   OR
                                Return
                                with 90 days' written notice prior to
lease end


Please do not hesitate to call with any questions  you might have.


March 23, 1998



Ms. Joanne Du Vall
Alburger, Basso, De Groszo
960 Fulton
Sacramento, CA  95825

Dear Joanne,

TSS administers a lease line of credit for Level One Communications. Our current closing for them is with ICX Corporation.

Could you please have an insurance certificate prepared, referencing our Master Lease Agreement No. 125, Rental Schedule No. 2-ICX on the face of the certificate. Please fax a copy to our Walnut Creek office at 510/933-6977, and mail the original to ICX. We are scheduled to fund on the 27th of March. so your immediate response will be greatly appreciated.

Thanks for your help. If you have any questions, please do not hesitate to call.

Sincerely,



Sharon M. Martinez

Enclosures
SMM:mrf

TO BE PREPARED ON PHASE METRICS LETTERHEAD


June 11, 1998



Third Street Services, Inc.
1646 N. California Blvd.
Suite 510
Walnut Creek, CA  94596

RE:     HMT Technology
        Sankyo Media Certification Workcell
        Robot S/N: F009750217
        Tester S/N's:  MG1260, MG1261, MG1262, MG1263,
                MG1264, MG1265, MG1266, MG1267

This is to verify that HMT has paid Phase Metrics in full for this equipment as follows:

        Phase Metrics Invoice # 15804   $  599,712.00
                        15805   182,412.40
                        15807   96,600.00
                        15812         29,382.50

        Down Payment *             348,156.00

* The down payment was made against Purchase Order # 81905 at the time the P.O. was placed with Phase Metrics.

Phase Metrics considers the equipment described to be paid in full at $1,256,262.90

Sincerely,



Wendy Tseng
General Accounting Manager





June 16, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen

        RE:     Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 2-ICX dated June 16, 1998

This is to confirm that the date of first functional use for the equipment described on the above-referenced Rental Schedule was March 18, 1998.

Per the terms of Paragraph 5 of the Master Lease Agreement, HMT
Corporation acknowledges and agrees that it indemnifies and holds harmless Third Street Services, Inc. or any Assignee thereof from any taxes, penalties or interest resulting from its sale, lease, or use of the Equipment.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 16, 1998
Page 4
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 16, 1998
Page 5




_______ Lessee Initial
_______ Lessor Initial



June 22, 1998

HMT Technology Corporation
1055 Page Avenue
Fremont, CA  94538



RE:     Master Lease Agreement dated  June 9, 1998  between Third Street
Services, Inc. ("Lessor") as lessor and HMT Technology Corporation ("Lessee") as lessee, and Rental Schedule No. 3-ICX (together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment ("Equipment") subject to the Lease.

Gentlemen:

        1. Notice is hereby given that, (a) pursuant to a Without Recourse Lease Assignment (the "Assignment") between Lessor and ICX Corporation ("Assignee"), the Lease has been assigned and (b) pursuant to a Bill of Sale, the Equipment has been sold by Lessor to Assignee. Pursuant to the Assignment, Lessor has collaterally assigned, transferred and set over unto Assignee:

            a. all sums due under the Lease or any extension thereof, including, without limitation, rentals, interest, late charges, payments, taxes, income, revenues, issues, profits, insurance proceeds, awards and proceeds in respect of any taking, casualty, salvage, damage or termination, and all other amounts, of every kind and nature, now or hereafter payable to or receivable by the Lessor in respect of the Equipment or the Lease (collectively "Payments");

            b. all claims, rights, privileges, options, elections, powers and remedies, now existing or hereafter arising, of Lessor under or pursuant to any provision of the Lease; and

            c. all other rights of Lessor to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, to accept surrender of any of the Equipment, or to terminate or cancel the Lease;

in each case together with full power and authority, in the name of Lessor or Assignee, to enforce, collect, receive and receipt for any or all of the foregoing.

        2. In connection with the Assignment, Lessor and Assignee hereby irrevocably direct you to remit to Assignee all Payments required to be made pursuant to the Lease beginning with the first payment date following receipt of this notice and continuing thereafter through and including the payment due May 22, 2003 .

All payments should be mailed directly to Assignee at 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 (or to such other address or party as Assignee may otherwise direct). Any notices and other communications should also be given or sent to Assignee at the foregoing address or in the event of registered or certified mail or overnight delivery sent to 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 .

        3. This letter will also serve to confirm the following representations: (a) that your obligation to pay the Payments to Assignee as set forth in the Lease shall be unconditional and that you will make the Payments (i) without any right of setoff, defense or counterclaim subject only to any action by Assignee which materially and adversely affects your physical possession or use of the Equipment at a time when you are not in default under the Lease, and (ii) regardless of whether or not you shall have received an appropriate invoice with respect thereto and (iii) notwithstanding any rights, claims, or causes of action which you may have, or may hereafter acquire under the Lease, as a result of any defect in the Equipment or otherwise; (b) that the Lease is in full force and effect; (c) that all items of Equipment have been delivered and installed at the location set forth in the relevant Rental Schedule under the Lease and have been found to be in good working order and are accepted by you under the Lease; (d) that the Assignee shall enjoy all of the Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Lease; (e) that a copy of any notice which you are required to give to Lessor under the Lease shall be sent to Assignee; (f) that without Assignee's prior, express written consent you will not (i) sell, encumber, surrender, abandon, or (except to the extent permitted by the Lease) relocate or sublease any of the Equipment, or (ii) subordinate, encumber, amend, modify, terminate, cancel or assign the Lease; (g) that any such consent of Assignee, except as expressly otherwise provided by the terms of the Lease, may be given or withheld in Assignee's reasonable discretion; (h) that all rights of Lessor under the Lease (i) to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, or (ii) to accept surrender of any of the Equipment shall be exercised by Assignee; and
(i) except as aforesaid, any act of Lessor or Lessee which contravenes the provisions of this paragraph 3 shall be void as against Assignee and if committed by Lessee shall constitute an Event of Default under the Lease.

        4. You also represent, agree and acknowledge that: (a) the remaining term of the Lease is sixty (60) months commencing on June 22, 1998; (b)
the Monthly Rental is $22,463.24 and is due and payable in advance on
the  twenty-second   day of each month during the remaining term; (c) no
Event of Default under the Lease and no event which, but for the passage of time or the giving of notice or both, would be an Event of Default under the Lease exists on the part of Lessee or (to the best of your knowledge) on the part of Lessor in the performance of their respective obligations under the Lease; (d) there has been no material adverse change in your financial condition since the date of your last certified financial statements furnished to Lessor; and (e) you will furnish
Assignee with such financial information as it may reasonable request, including, within 90 days after the close of your fiscal year, your annual audited financial statements, and within 60 days after the end of each of the first three quarters of your fiscal year, your quarterly financial statements, similarly prepared but not necessarily audited, and signed by your chief financial officer.

        5.  Pursuant to Section   8   of the Lease, we hereby request that you
promptly arrange to (a) add Assignee as an additional insured under each liability insurance policy required under the Lease, (b) name Assignee as loss payee under each insurance policy covering the Equipment required by Lease, and (c) furnish to Assignee evidence of such insurance coverage not later than thirty days from the date hereof.

        6. The assignment in the Assignment shall not be deemed to relieve Lessor of any obligations under the Lease.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President

                                        Acknowledged and Agreed:
                                        HMT TECHNOLOGY CORPORATION


By:

Title:   Peter Norris, CFO


Acknowledged and Agreed:
  ICX CORPORATION


By:

Title:


RENTAL SCHEDULE TO
MASTER LEASE AGREEMENT


RENTAL SCHEDULE NO.  3-ICX      to Master Lease Agreement No.  125
dated   June 9            , 19 98  , (the "Lease") by and between the
undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the time specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

        SERIAL  ACQUISTION
QUANTITY        DESCRIPTION     NUMBER  COST



        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  3-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.







TOTAL COST $ 1,256,262.90

This Rental Schedule is for a term of     60      months (plus       -0-
days partial first period term) and the Lease Commencement Date is  June
22, 19 98  .  The partial first period rent of $    -0-     is payable
together with $  22,463.24            (plus applicable sales/use tax)
regular monthly rent on the   22nd     day of  June   , 1998   followed
by equal payment of regular rent on the  22nd     day of each month
thereafter until a total rent of $  1,347,794.40                 has
been paid.

LOCATION OF EQUIPMENT:    1220 Page Avenue, Fremont, CA  94538

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.


THIRD STREET SERVICES, INC.             HMT TECHNOLOGY CORPORATION
 (LESSOR)                               (LESSEE)
By                                      By
Jeffrey M. Sturm (authorized signature)      Peter Norris (authorized signature)
Its    President
                Its     CFO
(title)

(title)
Date      June 22, 1998                    Date     June 22, 1998

DELIVERY AND ACCEPTANCE CERTIFICATE

RENTAL SCHEDULE NO.     3-ICX
PURSUANT TO MASTER LEASE AGREEMENT NO.    125   , dated as of   June 9
, 1998
(the "Lease") by and between              THIRD STREET SERVICES, INC.
("Lessor") and
                                                             HMT
TECHNOLOGY CORPORATION
("Lessee").
The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment (the "Equipment") referred to in the Lease between Lessor and the Lessee.


QUANTITY        DESCRIPTION     SERIAL NUMBER




        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO. 3-ICX   ATTACHED
        HERETO AND MADE A PART HEREOF.






have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                HMT TECHNOLOGY CORPORATION

                By:
                Its:  Peter Norris, CFO
                Date:    June 22, 1998

ADDENDUM TO RENTAL SCHEDULE NO.  3-ICX  (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. EARLY TERMINATION OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to terminate this Rental Schedule on:

        a) June 21, 2001 (the "First Early Termination Date") by paying Lessor an amount equal to $376,878.87 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the First Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits; or

        b) June 21, 2002 (the "Second Early Termination Date") by paying Lessor an amount equal to $226,127.32 (18% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the Second Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

2. EARLY PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to purchase all, but not less than all, of the Equipment under this Rental Schedule on October 21, 2002 (the "Early Purchase Date") by paying Lessor an amount equal to ($376,878.87) (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Rental Schedule as of the Early Purchase Date. Such Early Purchase Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

3.      END OF TERM OPTIONS

        A. PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to purchase all, but not less than all, of the Equipment for the then "Fair Market Value" (as hereinafter defined) plus all other amounts then due and payable under the Rental Schedule; or


        B. RENEWAL OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to renew the Rental Schedule term for an additional twelve (12) months ("Renewal Term") at a Lease Rate Factor of 0.9337% of the Acquisition
Cost ($11,729.73 per month) with the first such rental payment being due and payable by Lessee on June 22, 2003, and then to return all but not less than all of the Equipment to Lessor at the expiration of the Renewal Term as specified in Paragraph C, or

        C. RETURN OPTION: Lessee will at its sole risk and expense immediately return all but not less than all of the Equipment to Lessor crated and packaged to Lessor's specification, to a place designated by Lessor within the continental United States, and otherwise in accordance with the return provisions of the Rental Schedule and in the condition required by the Rental Schedule.

        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.         HMT TECHNOLOGY CORPORATION

By                                    By
Jeffrey M. Sturm (authorized signature)  Peter Norris (authorized signature)
Its   President                       Its     CFO
(title)                              (title)

Date   June 22, 1998                     Date     June 22, 1998

                                    EXHIBIT B

TO:     Insurance Company or Agent

Name:    J&H Marsh & McLennan, Inc.                 Contact: Christina Marcon
Address:    One California Street                     Phone:  415-743-8321
         San Francisco, CA  94111                   Fax:    415-743-8055


We have leased from  Third Street Services, Inc.   under that certain
Lease Agreement No.   125   dated June 9,  1998, Rental Schedule No.
1-ICX , specific equipment described on Exhibit A, a copy of which is attached hereto. Accordingly, you are hereby authorized to:

        1.      Insure said equipment in the name of  ICX CORPORATION   .

        2.      Issue a written endorsement naming    ICX CORPORATION  as
Additional Insured and Loss Payee, and provide them with a thirty (30) day written notice of material change of coverage, cancellation or non-renewal.

        3.      Insurance must include coverage as indicated below:

        (X)     Bodily Injury and Property Damage Insurance with limits of no
less than  $ 1,252,643.00    .

        (X)     Physical Damage (all risk) as agreed in the lease, in the
amount of $ 1,252,643.00   .

        (X)     Coverage for the contractual liability assumed in Paragraph
8   of the lease.

        ( )     Other:
______________________________________________________________
__

        4.      Loss, if any, under this endorsement shall be payable solely
to   ICX CORPORATION or its assigns.

        5.      The policy must contain the following endorsement:

                The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by ICX CORPORATION under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:        ICX
CORPORATION
                        3 Summit Park Drive, Suite 200
                        Cleveland, OH  44131
                        Attn:  Mr. J. T. Lovins

LESSEE:         HMT TECHNOLOGY CORPORATION

Signed:
                              Insured/Lessee
Its:        Peter Norris                          CFO

CERTIFICATE OF INCUMBENCY AND AUTHORITY


I,                                                      , do hereby
certify that I am the duly  elected, qualified and acting Assistant
Secretary  of  HMT Technology Corporation   , a  Delaware  Corporation;
that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officers of said Corporation and hold on the date of this Certificate the offices set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each of such officers is duly authorized for and on behalf of said Corporation to execute and deliver any Lease document between said Corporation and said Third Street Services, Inc., and that execution of such documents, and instruments in connection therewith for and on behalf of said Corporation is not prohibited by or in any manner restricted by the terms of said Corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said Corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and said Third Street Services, Inc. shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to said Third Street Services, Inc., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to said Third Street Services, Inc. of said written notice of said modification, rescission or revocation.


NAME AND TITLE OF OFFICER                               SIGNATURE OF OFFICER


    Peter Norris, Chief Financial Officer



IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
said  Corporation this  9th     day of    June         , 1998.


By

Title       Assistant Secretary

125-1-ICX

BILL OF SALE


   KNOW ALL MEN BY THESE PRESENTS:  THAT HMT TECHNOLOGY CORPORATION
located at 1055 Page Avenue, Fremont, CA  94538   in consideration of
the sum of One Million Two Hundred Fifty-six Thousand Two Hundred Sixty-two and 90/100 Dollars ($1,256,262.90) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to Third Street Services, Inc., a California corporation, with offices at 1646 N. California Blvd., Suite 510, Walnut Creek, CA 94596, the following described personal property:


EQUIPMENT DESCRIBED IN RENTAL SCHEDULE
NO. 3-ICX TO MASTER LEASE AGREEMENT NO. 125
DATED JUNE 9, 1998 ATTACHED HERETO AND
MADE A PART HEREOF.


to have and to hold all and singular the said personal property to Third Street Services, Inc., its successors and assigns, for its own use forever.
     The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.
     IN WITNESS WHEREOF, the undersigned has hereunto executed this
document this  22nd   day of June, 1998.

                                 HMT TECHNOLOGY CORPORATION


                                        BY:
        ITS:  Peter Norris, CFO
                   (Typed name of signer and
title)

                                     INVOICE




FROM:   THIRD STREET SERVICES, INC.                       DATE: June 22, 1998
        1646 North California Boulevard
        Suite 510
        Walnut Creek, CA     94596

  TO:   HMT TECHNOLOGY CORPORATION
        1055 Page Avenue
        Fremont, CA  94538



Pursuant to Master Lease No. 125 dated June 9, 1998 between THIRD STREET SERVICES, INC. (Lessor) and HMT TECHNOLOGY CORPORATION (Lessee), Rental Schedule
No. 3-ICX, the following amount is due and payable as the first month's rental payment:


    Rental Schedule No. 3-ICX
        1st Payment of 60       $22,463.24



TO BE DEDUCTED FROM FUNDING




PLEASE REMIT TO:                ICX CORPORATION.
                                Attn:  J. T. Lovins
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH  44131


_______ Lessee Initial

Equipment and other property under Rental Schedule 1-ICX leased or to be leased pursuant to that certain Master Lease Agreement No. 125 (the "Lease") between HMT TECHNOLOGY CORPORTION, as Lessee, and THIRD STREET
SERVICES, INC., as Lessor, dated June 9, 1998   including, but not
limited to, the property described in Exhibit A to the Rental Schedule attached hereto and made a part hereof and all modification and attachments thereto and replacements thereof and substitutions therefore in whole or in part, and all proceeds thereof.

EQUIPMENT LOCATION:  1220 Page Avenue, Fremont, CA  94538+

SEE EXHIBIT "A" ATTACHED HERETO

June 22, 1998


ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH  44131

RE:     Master Lease Agreement No. 125 dated June 9, 1998
        Rental Schedule No. 3-ICX dated June 22, 1998

Gentlemen:

Pursuant to Master Lease Agreement No. 125, Rental Schedule No. 3-ICX please be advised that the equipment is located at 1220 Page Avenue, Fremont, CA 94538. The "Ship To" address shown on Phase Metric invoice nos. 15842 and 15852 is a warehouse where all equipment is shipped to HMT before being installed.

Very truly yours,




Jeffrey M. Sturm
President


Agreed to this 22nd day of June 1998


HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title: CFO

June 22, 1998


Mr. J. T. Lovins
ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH    44131

Dear Mr. Lovins:


RE:     Master Lease Agreement No. 125 dated  June 9 , 1998  between Third
Street Services, Inc. ("Lessor") as lessor and HMT Technology
Corporation ("Lessee") as lessee, and Rental Schedule No. 3-ICX
(together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment
("Equipment") subject to the Lease.

This is to verify that the full equipment cost of this Schedule ($1,256,262.90) less the rental due June 22, 1998 ($22,463.24) plus per diem interest (303.60) will be remitted directly to HMT Technology Corporation. Assuming funding on June 25, 1998, the total due HMT is $1,234,103.26. Should funding actually occur on a different day, HMT will be credited per diem interest of $101.20 per day ($1,256,262.90 x
 .0290 / 360).

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO


June 22, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen

        RE:     Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 3-ICX dated June 22, 1998

This is to confirm that the date of first functional use for the equipment described on the above-referenced Rental Schedule was March 24, 1998.

Per the terms of Paragraph 5 of the Master Lease Agreement, HMT
Corporation acknowledges and agrees that it indemnifies and holds harmless Third Street Services, Inc. or any Assignee thereof from any taxes, penalties or interest resulting from its sale, lease, or use of the Equipment.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO

        MEMO TO:        Matt Perreault  DATE:  June 22,
1998
                HMT Technology Corporation

        FROM:   Sharon Martinez

 SUBJECT:   ICX Closing - Master Lease No. 125, Rental Schedule No. 3-ICX


I am forwarding executed copies of your documents for the current closing with ICX. You may be receiving a "due diligence" call on this transaction from ICX.

To summarize the closing:

        Scheduled funding date: June 25, 1998
                        Should funding actually occur on a
different day,
                        HMT will be credited per diem
interest of $101.20 per day
                        ($1,256,262.90  x .0290 / 360).

        Equipment Cost: $1,256,262.90

        Net to HMT June 25
            Equipment Cost                      $1,256,262.90
            Less First Month's Rent                  (22,463.24)
            Plus Per Diem (3 Days)                      303.60

            Net to HMT June 25          $1,234,103.26


        Next Payment due ICX    July 22, 1998

        Remit to address:       ICX Corporation
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH    44131

        Lease end options:      Early Termination Option at month 36
or 48 OR
                                Early Purchase Option at month 52 OR
                                Purchase at FMV    OR
                                Renew for 12 months   OR
                                Return
                                with 90 days' written notice prior to
lease end

Please do not hesitate to call with any questions you might have. _______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 22, 1998
Page 4
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 22, 1998
Page 5




_______ Lessee Initial
_______ Lessor Initial


June 25, 1998

HMT Technology Corporation
1055 Page Avenue
Fremont, CA  94538



RE:     Master Lease Agreement dated  June 9, 1998  between Third Street
Services, Inc. ("Lessor") as lessor and HMT Technology Corporation ("Lessee") as lessee, and Rental Schedule No. 4-ICX (together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment ("Equipment") subject to the Lease.

Gentlemen:

        1. Notice is hereby given that, (a) pursuant to a Without Recourse Lease Assignment (the "Assignment") between Lessor and ICX Corporation ("Assignee"), the Lease has been assigned and (b) pursuant to a Bill of Sale, the Equipment has been sold by Lessor to Assignee. Pursuant to the Assignment, Lessor has collaterally assigned, transferred and set over unto Assignee:

            a. all sums due under the Lease or any extension thereof, including, without limitation, rentals, interest, late charges, payments, taxes, income, revenues, issues, profits, insurance proceeds, awards and proceeds in respect of any taking, casualty, salvage, damage or termination, and all other amounts, of every kind and nature, now or hereafter payable to or receivable by the Lessor in respect of the Equipment or the Lease (collectively "Payments");

            b. all claims, rights, privileges, options, elections, powers and remedies, now existing or hereafter arising, of Lessor under or pursuant to any provision of the Lease; and

            c. all other rights of Lessor to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, to accept surrender of any of the Equipment, or to terminate or cancel the Lease;

in each case together with full power and authority, in the name of Lessor or Assignee, to enforce, collect, receive and receipt for any or all of the foregoing.

        2. In connection with the Assignment, Lessor and Assignee hereby irrevocably direct you to remit to Assignee all Payments required to be made pursuant to the Lease beginning with the first payment date following receipt of this notice and continuing thereafter through and including the payment due May 25, 2003 .

All payments should be mailed directly to Assignee at 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 (or to such other address or party as Assignee may otherwise direct). Any notices and other communications should also be given or sent to Assignee at the foregoing address or in the event of registered or certified mail or overnight delivery sent to 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 .

        3. This letter will also serve to confirm the following representations: (a) that your obligation to pay the Payments to Assignee as set forth in the Lease shall be unconditional and that you will make the Payments (i) without any right of setoff, defense or counterclaim subject only to any action by Assignee which materially and adversely affects your physical possession or use of the Equipment at a time when you are not in default under the Lease, and (ii) regardless of whether or not you shall have received an appropriate invoice with respect thereto and (iii) notwithstanding any rights, claims, or causes of action which you may have, or may hereafter acquire under the Lease, as a result of any defect in the Equipment or otherwise; (b) that the Lease is in full force and effect; (c) that all items of Equipment have been delivered and installed at the location set forth in the relevant Rental Schedule under the Lease and have been found to be in good working order and are accepted by you under the Lease; (d) that the Assignee shall enjoy all of the Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Lease; (e) that a copy of any notice which you are required to give to Lessor under the Lease shall be sent to Assignee; (f) that without Assignee's prior, express written consent you will not (i) sell, encumber, surrender, abandon, or (except to the extent permitted by the Lease) relocate or sublease any of the Equipment, or (ii) subordinate, encumber, amend, modify, terminate, cancel or assign the Lease; (g) that any such consent of Assignee, except as expressly otherwise provided by the terms of the Lease, may be given or withheld in Assignee's reasonable discretion; (h) that all rights of Lessor under the Lease (i) to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, or (ii) to accept surrender of any of the Equipment shall be exercised by Assignee; and
(i) except as aforesaid, any act of Lessor or Lessee which contravenes the provisions of this paragraph 3 shall be void as against Assignee and if committed by Lessee shall constitute an Event of Default under the Lease.

        4. You also represent, agree and acknowledge that: (a) the remaining term of the Lease is sixty (60) months commencing on June 25, 1998; (b)
the Monthly Rental is $112,316.18 and is due and payable in advance on
the  twenty-fifth   day of each month during the remaining term; (c) no
Event of Default under the Lease and no event which, but for the passage of time or the giving of notice or both, would be an Event of Default under the Lease exists on the part of Lessee or (to the best of your knowledge) on the part of Lessor in the performance of their respective obligations under the Lease; (d) there has been no material adverse change in your financial condition since the date of your last certified financial statements furnished to Lessor; and (e) you will furnish
Assignee with such financial information as it may reasonable request, including, within 90 days after the close of your fiscal year, your annual audited financial statements, and within 60 days after the end of each of the first three quarters of your fiscal year, your quarterly financial statements, similarly prepared but not necessarily audited, and signed by your chief financial officer.

        5.  Pursuant to Section   8   of the Lease, we hereby request that you
promptly arrange to (a) add Assignee as an additional insured under each liability insurance policy required under the Lease, (b) name Assignee as loss payee under each insurance policy covering the Equipment required by Lease, and (c) furnish to Assignee evidence of such insurance coverage not later than thirty days from the date hereof.

        6. The assignment in the Assignment shall not be deemed to relieve Lessor of any obligations under the Lease.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President

                                        Acknowledged and Agreed:
                                        HMT TECHNOLOGY CORPORATION


By:

Title:   Peter Norris, CFO


Acknowledged and Agreed:
  ICX CORPORATION


By:

Title:


RENTAL SCHEDULE TO
MASTER LEASE AGREEMENT


RENTAL SCHEDULE NO. 4-ICX      to Master Lease Agreement No.  125
dated   June 9            , 19 98  , (the "Lease") by and between the
undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the time specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

        SERIAL  ACQUISTION
QUANTITY        DESCRIPTION     NUMBER  COST



        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  4-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.







TOTAL COST $ 6,281,314.50

This Rental Schedule is for a term of     60      months (plus       -0-
days partial first period term) and the Lease Commencement Date is  June
25, 19 98  .  The partial first period rent of $    -0-     is payable
together with $ 112,316.18    (plus applicable sales/use tax) regular
monthly rent on the   25th     day of  June   , 1998   followed by equal
payment of regular rent on the  25th     day of each month thereafter
until a total rent of  $6,738,970.80          has been paid.

LOCATION OF EQUIPMENT:    1220 Page Avenue, Fremont, CA  94538

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.


THIRD STREET SERVICES, INC.             HMT TECHNOLOGY CORPORATION
       (LESSOR)                           (LESSEE)
By                                        By
 Jeffrey M. Sturm (authorized signature) Peter Norris (authorized signature)
Its    President
                Its     CFO
  (title)

(title)
Date      June 25, 1998                    Date     June 25, 1998

DELIVERY AND ACCEPTANCE CERTIFICATE

RENTAL SCHEDULE NO. 4-ICX
PURSUANT TO MASTER LEASE AGREEMENT NO.    125   , dated as of   June 9, 1998
(the "Lease") by and between              THIRD STREET SERVICES, INC.
("Lessor") and
HMT TECHNOLOGY CORPORATION
("Lessee").
The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment
(the "Equipment") referred to in the Lease between Lessor and the Lessee.


QUANTITY        DESCRIPTION     SERIAL NUMBER




        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO. 4-ICX   ATTACHED
        HERETO AND MADE A PART HEREOF.






have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                HMT TECHNOLOGY CORPORATION

                By:
                Its:  Peter Norris, CFO
                Date:    June 25, 1998

ADDENDUM TO RENTAL SCHEDULE NO.  4-ICX  (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. EARLY TERMINATION OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to terminate this Rental Schedule on:

        a) June 24, 2001 (the "First Early Termination Date") by paying Lessor an amount equal to $1,884,394.35 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the First Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits; or

        b) June 24, 2002 (the "Second Early Termination Date") by paying Lessor an amount equal to $1,130,636.61 (18% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the Second Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

2. EARLY PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to purchase all, but not less than all, of the Equipment under this Rental Schedule on October 24, 2002 (the "Early Purchase Date") by paying Lessor an amount equal to $1,884,394.35 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Rental Schedule as of the Early Purchase Date. Such Early Purchase Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

3.      END OF TERM OPTIONS

        A. PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to purchase all, but not less than all, of the Equipment for the then "Fair Market Value" (as hereinafter defined) plus all other amounts then due and payable under the Rental Schedule; or


        B. RENEWAL OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to renew the Rental Schedule term for an additional twelve (12) months ("Renewal Term") at a Lease Rate Factor of 0.9337% of the Acquisition
Cost ($58,648.63 per month) with the first such rental payment being due and payable by Lessee on June 25, 2003, and then to return all but not less than all of the Equipment to Lessor at the expiration of the Renewal Term as specified in Paragraph C, or

        C. RETURN OPTION: Lessee will at its sole risk and expense immediately return all but not less than all of the Equipment to Lessor crated and packaged to Lessor's specification, to a place designated by Lessor within the continental United States, and otherwise in accordance with the return provisions of the Rental Schedule and in the condition required by the Rental Schedule.

        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.         HMT TECHNOLOGY CORPORATION

By                                  By
Jeffrey M. Sturm (authorized signature) Peter Norris (authorized signature)
Its   President                         Its     CFO
(title)
(title)
Date   June 25, 1998                     Date     June 25, 1998

                                  EXHIBIT B

TO:     Insurance Company or Agent

Name:    J&H Marsh & McLennan, Inc.                 Contact: Christina Marcon
Address:    One California Street                     Phone:  415-743-8321
         San Francisco, CA  94111                   Fax:    415-743-8055


We have leased from  Third Street Services, Inc.   under that certain
Lease Agreement No.   125   dated June 9,  1998, Rental Schedule No.
1-ICX , specific equipment described on Exhibit A, a copy of which is attached hereto. Accordingly, you are hereby authorized to:

        1.      Insure said equipment in the name of  ICX CORPORATION   .

        2.      Issue a written endorsement naming    ICX CORPORATION  as
Additional Insured and Loss Payee, and provide them with a thirty (30) day written notice of material change of coverage, cancellation or non-renewal.

        3.      Insurance must include coverage as indicated below:

        (X)     Bodily Injury and Property Damage Insurance with limits of no
less than  $ 1,252,643.00    .

        (X)     Physical Damage (all risk) as agreed in the lease, in the
amount of $ 1,252,643.00   .

        (X)     Coverage for the contractual liability assumed in Paragraph
8   of the lease.

        ( )     Other:
______________________________________________________________

        4.      Loss, if any, under this endorsement shall be payable solely
to   ICX CORPORATION or its assigns.

        5.      The policy must contain the following endorsement:

                The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by ICX CORPORATION under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:        ICX
CORPORATION
                        3 Summit Park Drive, Suite 200
                        Cleveland, OH  44131
                        Attn:  Mr. J. T. Lovins

LESSEE:         HMT TECHNOLOGY CORPORATION

Signed:
                              Insured/Lessee
Its:        Peter Norris                          CFO

CERTIFICATE OF INCUMBENCY AND AUTHORITY


I,                                                      , do hereby
certify that I am the duly  elected, qualified and acting Assistant
Secretary  of  HMT Technology Corporation   , a  Delaware  Corporation;
that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officers of said Corporation and hold on the date of this Certificate the offices set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each of such officers is duly authorized for and on behalf of said Corporation to execute and deliver any Lease document between said Corporation and said Third Street Services, Inc., and that execution of such documents, and instruments in connection therewith for and on behalf of said Corporation is not prohibited by or in any manner restricted by the terms of said Corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said Corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and said Third Street Services, Inc. shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to said Third Street Services, Inc., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to said Third Street Services, Inc. of said written notice of said modification, rescission or revocation.


NAME AND TITLE OF OFFICER                               SIGNATURE OF OFFICER



    Peter Norris, Chief Financial Officer




IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
said  Corporation this  9th     day of    June         , 1998.


By

Title       Assistant Secretary

125-1-ICX

BILL OF SALE


   KNOW ALL MEN BY THESE PRESENTS:  THAT HMT TECHNOLOGY CORPORATION
located at 1055 Page Avenue, Fremont, CA  94538   in consideration of
the sum of Six Million Two Hundred Eighty-One Thousand Three Hundred Fourteen and 50/100 Dollars ($6,281,314.50) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to Third Street Services, Inc., a California corporation, with offices at 1646 N. California Blvd., Suite 510, Walnut Creek, CA 94596, the following described personal property:


EQUIPMENT DESCRIBED IN RENTAL SCHEDULE
NO. 4-ICX TO MASTER LEASE AGREEMENT NO. 125
DATED JUNE 9, 1998 ATTACHED HERETO AND
MADE A PART HEREOF.


to have and to hold all and singular the said personal property to Third Street Services, Inc., its successors and assigns, for its own use forever.
     The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.
     IN WITNESS WHEREOF, the undersigned has hereunto executed this
document this  25th   day of June, 1998.

                        HMT TECHNOLOGY CORPORATION


                                        BY:
        ITS:  Peter Norris, CFO
                   (Typed name of signer and
title)

INVOICE




FROM:   THIRD STREET SERVICES, INC.                       DATE: June 25, 1998
        1646 North California Boulevard
        Suite 510
        Walnut Creek, CA     94596

  TO:   HMT TECHNOLOGY CORPORATION
        1055 Page Avenue
        Fremont, CA  94538



Pursuant to Master Lease No. 125 dated June 9, 1998 between THIRD STREET SERVICES, INC. (Lessor) and HMT TECHNOLOGY CORPORATION (Lessee), Rental Schedule
No. 4-ICX, the following amount is due and payable as the first month's rental payment:


    Rental Schedule No. 4-ICX
        1st Payment of 60       $112,316.18



TO BE DEDUCTED FROM FUNDING




PLEASE REMIT TO:                ICX CORPORATION.
                                Attn:  J. T. Lovins
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH  44131


_______ Lessee Initial

Equipment and other property under Rental Schedule 5-ICX leased or to be leased pursuant to that certain Master Lease Agreement No. 125 (the "Lease") between HMT TECHNOLOGY CORPORTION, as Lessee, and THIRD STREET
SERVICES, INC., as Lessor, dated June 9, 1998   including, but not
limited to, the property described in Exhibit A to the Rental Schedule attached hereto and made a part hereof and all modification and attachments thereto and replacements thereof and substitutions therefore in whole or in part, and all proceeds thereof.

EQUIPMENT LOCATION:  1220 Page Avenue, Fremont, CA  94538

SEE EXHIBIT "A" ATTACHED HERETO

June 25, 1998


ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH  44131

RE:     Master Lease Agreement No. 125 dated June 9, 1998
        Rental Schedule No. 4-ICX dated June 25, 1998

Gentlemen:

Pursuant to Master Lease Agreement No. 125, Rental Schedule No. 5-ICX please be advised that the equipment is located at 1220 Page Avenue, Fremont, CA 94538. The "Ship To" address shown on Phase Metric invoices in this transaction is a warehouse where all equipment is shipped to HMT before being installed.

Very truly yours,




Jeffrey M. Sturm
President


Agreed to this 25th day of June 1998


HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title: CFO

June 25, 1998


Mr. J. T. Lovins
ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH    44131

Dear Mr. Lovins:


RE:     Master Lease Agreement No. 125 dated  June 9 , 1998  between Third
Street Services, Inc. ("Lessor") as lessor and HMT Technology
Corporation ("Lessee") as lessee, and Rental Schedule No. 4-ICX
(together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment
("Equipment") subject to the Lease.

This is to verify that the full equipment cost of this Schedule
($6,281,314.50) less the rental due June 25, 1998 ($112,316.18) will be remitted directly to HMT Technology Corporation. Assuming funding on June 25, 1998, the total due HMT is $6,168,998.32. Should funding actually occur on a different day, HMT will be credited per diem interest of $505.99 per day ($6,281,314.50 x .0290 / 360).

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO


June 25, 1998


HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen

        RE:     Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 4-ICX dated June 25, 1998

This is to confirm the date of first functional use for the equipment described on the above-referenced Rental Schedule as follows:

        Serial Numbers  First Functional
Use

        MG1268, MG1269, MG1270, MG1271
        MG1272, MG1273, MG1274, MG1275, F0097500222     01/Apr/98

        MG1276, MG1277, MG1278, MG1279
        MG1280, MG1281, MG1282, MG1283, F009750218      07Apr/98

        MG1284, MG1288, MG1289, MG1291,
        MG1294, MG1296, MG1297, MG1298, F009750219      16/Apr/98

        MG1285, MG1290, MG1292, MG1293,
        MG1295, MG1299, MG1300, MG1301, F0099740209     21/Apr/98

        MG1166, MG1188, MG1221, MG1222,
        MG1225, MG1227, MG1229, MG1233, F009740197      29/Apr/98


HMT Technology Corporation
Page 2
June 25, 1998




Per the terms of Paragraph 5 of the Master Lease Agreement, HMT
Corporation acknowledges and agrees that it indemnifies and holds harmless Third Street Services, Inc. or any Assignee thereof from any taxes, penalties or interest resulting from its sale, lease, or use of the Equipment.

Very truly yours,

THIRD STREET SERVICES, INC.



Jeffrey M. Sturm
President




Acknowledged and Agreed:

HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   CFO

        MEMO TO:        Matt Perreault  DATE:  June 25,
1998
                HMT Technology Corporation

        FROM:   Sharon Martinez

  SUBJECT:  ICX Closing - Master Lease No. 125, Rental Schedule No. 4-ICX


I am forwarding executed copies of your documents for the current closing with ICX. You may be receiving a "due diligence" call on this transaction from ICX.

To summarize the closing:

        Scheduled funding date: June 25, 1998
                        Should funding actually occur on a
different day,
                        HMT will be credited per diem
interest of $505.99 per day
                        ($6,281,314.50  x .0290 / 360).

        Equipment Cost: $6,281,314.50

        Net to HMT June 25
            Equipment Cost                      $6,281,314.50
            Less First Month's Rent          (112,316.18)

            Net to HMT June 25          $6,168,998.32


        Next Payment due ICX    July 25, 1998

        Remit to address:       ICX Corporation
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH    44131

        Lease end options:      Early Termination Option at month 36
or 48 OR
                                Early Purchase Option at month 52 OR
                                Purchase at FMV    OR
                                Renew for 12 months   OR
                                Return
                                with 90 days' written notice prior to
lease end

Please do not hesitate to call with any questions  you might have.

(TO BE PREPARED ON PHASE METRICS LETTERHEAD)


DATE



Third Street Services, Inc.
1646 North California Boulevard
Suite 510
Walnut Creek, CA     94596

Gentlemen:

        RE:     HMT Technology Corporation

This is to correct a serial number shown on our Invoice Nos. 15090A and 15090B. The serial number shown as MG1231 should, in fact, be MG1233.

Sincerely,




_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 25, 1998
Page 4
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 25, 1998
Page 5




_______ Lessee Initial
_______ Lessor Initial


June 25, 1998

HMT Technology Corporation
1055 Page Avenue
Fremont, CA  94538



RE:     Master Lease Agreement dated  June 9, 1998  between Third Street
Services, Inc. ("Lessor") as lessor and HMT Technology Corporation ("Lessee") as lessee, and Rental Schedule No. 5-ICX (together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment ("Equipment") subject to the Lease.

Gentlemen:

        1. Notice is hereby given that, (a) pursuant to a Without Recourse Lease Assignment (the "Assignment") between Lessor and ICX Corporation ("Assignee"), the Lease has been assigned and (b) pursuant to a Bill of Sale, the Equipment has been sold by Lessor to Assignee. Pursuant to the Assignment, Lessor has collaterally assigned, transferred and set over unto Assignee:

            a. all sums due under the Lease or any extension thereof, including, without limitation, rentals, interest, late charges, payments, taxes, income, revenues, issues, profits, insurance proceeds, awards and proceeds in respect of any taking, casualty, salvage, damage or termination, and all other amounts, of every kind and nature, now or hereafter payable to or receivable by the Lessor in respect of the Equipment or the Lease (collectively "Payments");

            b. all claims, rights, privileges, options, elections, powers and remedies, now existing or hereafter arising, of Lessor under or pursuant to any provision of the Lease; and

            c. all other rights of Lessor to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, to accept surrender of any of the Equipment, or to terminate or cancel the Lease;

in each case together with full power and authority, in the name of Lessor or Assignee, to enforce, collect, receive and receipt for any or all of the foregoing.

        2. In connection with the Assignment, Lessor and Assignee hereby irrevocably direct you to remit to Assignee all Payments required to be made pursuant to the Lease beginning with the first payment date following receipt of this notice and continuing thereafter through and including the payment due May 25, 2003 .

All payments should be mailed directly to Assignee at 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 (or to such other address or party as Assignee may otherwise direct). Any notices and other communications should also be given or sent to Assignee at the foregoing address or in the event of registered or certified mail or overnight delivery sent to 3 Summit Park Drive, Suite 200, Cleveland, OH 44131 .

        3. This letter will also serve to confirm the following representations: (a) that your obligation to pay the Payments to Assignee as set forth in the Lease shall be unconditional and that you will make the Payments (i) without any right of setoff, defense or counterclaim subject only to any action by Assignee which materially and adversely affects your physical possession or use of the Equipment at a time when you are not in default under the Lease, and (ii) regardless of whether or not you shall have received an appropriate invoice with respect thereto and (iii) notwithstanding any rights, claims, or causes of action which you may have, or may hereafter acquire under the Lease, as a result of any defect in the Equipment or otherwise; (b) that the Lease is in full force and effect; (c) that all items of Equipment have been delivered and installed at the location set forth in the relevant Rental Schedule under the Lease and have been found to be in good working order and are accepted by you under the Lease; (d) that the Assignee shall enjoy all of the Lessor's rights and privileges under the Lease but shall not be chargeable with any obligations or liabilities under the Lease; (e) that a copy of any notice which you are required to give to Lessor under the Lease shall be sent to Assignee; (f) that without Assignee's prior, express written consent you will not (i) sell, encumber, surrender, abandon, or (except to the extent permitted by the Lease) relocate or sublease any of the Equipment, or (ii) subordinate, encumber, amend, modify, terminate, cancel or assign the Lease; (g) that any such consent of Assignee, except as expressly otherwise provided by the terms of the Lease, may be given or withheld in Assignee's reasonable discretion; (h) that all rights of Lessor under the Lease (i) to give, make, enter into or receive any agreement, amendment, notice, consent, demand, waiver or approval with, to or from Lessee under or in respect of the Lease or any of the Equipment, or (ii) to accept surrender of any of the Equipment shall be exercised by Assignee; and
(i) except as aforesaid, any act of Lessor or Lessee which contravenes the provisions of this paragraph 3 shall be void as against Assignee and if committed by Lessee shall constitute an Event of Default under the Lease.

        4. You also represent, agree and acknowledge that: (a) the remaining term of the Lease is sixty (60) months commencing on June 25, 1998; (b) the Monthly Rental is $67,389.71 and is due and payable in advance on the twenty-fifth day of each month during the remaining term; (c) no Event of Default under the Lease and no event which, but for the passage of time or the giving of notice or both, would be an Event of Default under the Lease exists on the part of Lessee or (to the best of your knowledge) on the part of Lessor in the performance of their respective obligations under the Lease; (d) there has been no material adverse change in your financial condition since the date of your last certified financial statements furnished to Lessor; and (e) you will furnish
Assignee with such financial information as it may reasonable request, including, within 90 days after the close of your fiscal year, your annual audited financial statements, and within 60 days after the end of each of the first three quarters of your fiscal year, your quarterly financial statements, similarly prepared but not necessarily audited, and signed by your chief financial officer.

        5.  Pursuant to Section   8   of the Lease, we hereby request that you
promptly arrange to (a) add Assignee as an additional insured under each liability insurance policy required under the Lease, (b) name Assignee as loss payee under each insurance policy covering the Equipment required by Lease, and (c) furnish to Assignee evidence of such insurance coverage not later than thirty days from the date hereof.

        6. The assignment in the Assignment shall not be deemed to relieve Lessor of any obligations under the Lease.

Very truly yours,

THIRD STREET SERVICES, INC.



M. Renee Murray
Senior Vice President Operations

                                        Acknowledged and Agreed:
                                        HMT TECHNOLOGY CORPORATION


By:

Title:   Peter Norris, Chief Financial Officer


Acknowledged and Agreed:
  ICX CORPORATION


By:

Title:


RENTAL SCHEDULE TO
MASTER LEASE AGREEMENT


RENTAL SCHEDULE NO.  5-ICX      to Master Lease Agreement No.  125
dated   June 9            , 19 98  , (the "Lease") by and between the
undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the time specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

        SERIAL  ACQUISTION
QUANTITY        DESCRIPTION     NUMBER  COST



        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  5-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.







TOTAL COST $ 3,768,788.70

This Rental Schedule is for a term of     60      months (plus       -0-
days partial first period term) and the Lease Commencement Date is  June
25, 19 98  .  The partial first period rent of $    -0-     is payable
together with $  67,389.71            (plus applicable sales/use tax)
regular monthly rent on the   25th     day of  June   , 1998   followed
by equal payment of regular rent on the  25th     day of each month
thereafter until a total rent of $  4,043,382.60                has been
paid.

LOCATION OF EQUIPMENT:    1220 Page Avenue, Fremont, CA  94538

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.


THIRD STREET SERVICES, INC.             HMT TECHNOLOGY CORPORATION
 (LESSOR)                    (LESSEE)
By                                      By

M. Renee Murray (authorized signature)  Peter Norris    (authorized signature)
Its Senior Vice President Operations   Its     Chief Financial Officer
(title)                                 (title)


Date June 25, 1998                     Date     June 25, 1998

                 DELIVERY AND ACCEPTANCE CERTIFICATE

RENTAL SCHEDULE NO.     5-ICX
PURSUANT TO MASTER LEASE AGREEMENT NO.    125   , dated as of   June 9, 1998

(the "Lease") by and between              THIRD STREET SERVICES, INC.
("Lessor") and
HMT TECHNOLOGY CORPORATION
("Lessee").
The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment (the "Equipment") referred to in the Lease between Lessor and the Lessee.


QUANTITY        DESCRIPTION     SERIAL NUMBER




        EQUIPMENT DESCRIBED ON EXHIBIT "A"
        TO RENTAL SCHEDULE NO.  5-ICX    ATTACHED
        HERETO AND MADE A PART HEREOF.






have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                HMT TECHNOLOGY CORPORATION

                By:
                Its:  Peter Norris, Chief
Financial Officer
                Date:    June 25, 1998

ADDENDUM TO RENTAL SCHEDULE NO.  5-ICX  (the "Rental Schedule")
TO MASTER LEASE AGREEMENT NO. 125 (the "Lease") BETWEEN
THIRD STREET SERVICES, INC. (LESSOR) AND
HMT TECHNOLOGY CORPORATION (LESSEE)



WHEREAS, Lessor and Lessee have entered into the Rental Schedule; and

WHEREAS, Lessor and Lessee desire to amend certain provisions of the Rental Schedule as hereinafter provided; and

WHEREAS, the Addendum shall be deemed to have been entered into contemporaneously with and integrated into the terms and conditions of the Rental Schedule;

NOW THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

1. EARLY TERMINATION OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to terminate this Rental Schedule on:

        a) June 24, 2001 (the "First Early Termination Date") by paying Lessor an amount equal to $1,130,636.61 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the First Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits; or

        b) June 24, 2002 (the "Second Early Termination Date") by paying Lessor an amount equal to $678,381.97 (18% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Lease as of the Second Early Termination Date and return the Equipment to Lessor. Such Early Termination Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

2. EARLY PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option to purchase all, but not less than all, of the Equipment under this Rental Schedule on October 24, 2002 (the "Early Purchase Date") by paying Lessor an amount equal to $1,130,636.61 (30% of the Acquisition Cost of the Equipment) plus all other amounts then due and payable under the Rental Schedule as of the Early Purchase Date. Such Early Purchase Option purchase amount includes consideration to Lessor for Lessee's recapture of the tax benefits.

3.      END OF TERM OPTIONS

        A. PURCHASE OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to purchase all, but not less than all, of the Equipment for the then "Fair Market Value" (as hereinafter defined) plus all other amounts then due and payable under the Rental Schedule; or


        B. RENEWAL OPTION: As long as no event of default exists or will exist given the passage of time or the giving of notice or both, Lessee will, with ninety (90) days prior written notice, have the option at the expiration of the lease term as specified on the Rental Schedule, to renew the Rental Schedule term for an additional twelve (12) months ("Renewal Term") at a Lease Rate Factor of 0.9337% of the Acquisition
Cost ($35,189.18 per month) with the first such rental payment being due and payable by Lessee on June 25, 2003, and then to return all but not less than all of the Equipment to Lessor at the expiration of the Renewal Term as specified in Paragraph C, or

        C. RETURN OPTION: Lessee will at its sole risk and expense immediately return all but not less than all of the Equipment to Lessor crated and packaged to Lessor's specification, to a place designated by Lessor within the continental United States, and otherwise in accordance with the return provisions of the Rental Schedule and in the condition required by the Rental Schedule.

        D. FAIR MARKET VALUE: Fair Market Value shall be determined by an appraiser chosen by Lessee on the basis of, and shall be equal in amount to, the value one would obtain in an arm's-length transaction between an informed and willing buyer-user and an informed and willing retail seller under no compulsion to sell. It shall be assumed that the Equipment is in the condition in which it is required to be returned under the Rental Schedule. The fees and expenses of all such appraisals shall be paid by Lessee.

Except as set out herein, Lessor and Lessee hereby agree that the terms and conditions of the Rental Schedule shall remain in full force and effect as entered into by the parties on or prior to the date hereof.

AGREED TO BY:

THIRD STREET SERVICES, INC.          HMT TECHNOLOGY CORPORATION

By                                      By
M. Renee Murray (authorized signature)  Peter Norris    (authorized signature)
Its Senior Vice President Operations   Its     Chief Financial Officer
(title)                                 (title)

Date June 25, 1998                     Date     June 25, 1998

                                    EXHIBIT B

TO:     Insurance Company or Agent

Name:    J&H Marsh & McLennan, Inc.                 Contact: Christina Marcon
Address:    One California Street                     Phone:  415-743-8321
         San Francisco, CA  94111                   Fax:    415-743-8055


We have leased from  Third Street Services, Inc.   under that certain
Lease Agreement No.   125   dated June 9,  1998, Rental Schedule No. 3-
ICX through and including Rental Schedule No. 5-ICX, specific equipment described on Exhibit A, a copy of which is attached hereto.
Accordingly, you are hereby authorized to:

        1.      Insure said equipment in the name of  ICX CORPORATION   .

        2.      Issue a written endorsement naming    ICX CORPORATION  as
Additional Insured and Loss Payee, and provide them with a thirty (30) day written notice of material change of coverage, cancellation or non-renewal.

        3.      Insurance must include coverage as indicated below:

        (X)     Bodily Injury and Property Damage Insurance with limits of no
less than  $ 11,273,793.00    .
                Rental Schedule No. 3-ICX = $1,252,644.00
                Rental Schedule No. 4-ICX = $6,263,218.00
                Rental Schedule No. 5-ICX = $3,757,930.82

        (X)     Physical Damage (all risk) as agreed in the lease, in the
amount of $ 11,273,793.00   .
                Rental Schedule No. 3-ICX = $1,252,644.00
                Rental Schedule No. 4-ICX = $6,263,218.00
                Rental Schedule No. 5-ICX = $3,757,930.82

        (X)     Coverage for the contractual liability assumed in Paragraph
8   of the lease.

        ( )     Other:
______________________________________________________________
__

        4.      Loss, if any, under this endorsement shall be payable solely
to   ICX CORPORATION or its assigns.

        5.      The policy must contain the following endorsement:

                The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by ICX CORPORATION under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:        ICX
CORPORATION
                        3 Summit Park Drive, Suite 200
                        Cleveland, OH  44131
                        Attn:  Mr. J. T. Lovins

LESSEE:         HMT TECHNOLOGY CORPORATION

Signed:
                              Insured/Lessee
Its:        Peter Norris                          Chief Financial
Officer

ASSIGNMENT OF INVOICE



        Reference is made to that certain Master Equipment Lease Agreement No. 125 dated June 9, 1998, Rental Schedule No. 5-ICX, by and between
HMT TECHNOLOGY CORPORATION   ("Lessee") and THIRD STREET SERVICES, INC.
("Lessor") pursuant to which it was agreed that Lessor would purchase certain equipment which Lessee ordered from VENDORS LISTED BELOW ("Vendor") and Lessee would lease such equipment from Lessor. Pursuant thereto, Lessee hereby assigns and conveys to Lessor all of its rights, title and interest in and under the referenced Vendor invoices as follows:

AMOUNT
            VENDOR      INVOICE NO.       INVOICE DATE         DUE
VENDOR

        Phase Metrics   16000A, 16000B  30/Dec/97       908,106.90

        Phase Metrics   16516, 16512    15/May/98       908,106.90
                        16412, 16428    08/May/98

        Phase Metrics   16559, 16561    21/May/98       908,106.90
                        16583, 16598    22/May/98



attached hereto and in the equipment identified therein ("Equipment"). Lessee represents and warrants that Lessee has the right to assign said Invoices, and that Lessor's acceptance of such assignment and payment of the purchase price shall vest title to the Equipment in Lessor free from any claims and encumbrances.

        Lessee has executed this document as of this  25th day of   June   ,
1998.


                                                 HMT TECHNOLOGY CORPORATION

("Lessee")

                                          By:
                                              Peter Norris

                                         Its:  Chief Financial Officer


             CERTIFICATE OF INCUMBENCY AND AUTHORITY


I,                                                      , do hereby
certify that I am the duly  elected, qualified and acting Assistant
Secretary  of  HMT Technology Corporation   , a  Delaware  Corporation;
that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officers of said Corporation and hold on the date of this Certificate the offices set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each of such officers is duly authorized for and on behalf of said Corporation to execute and deliver any Lease document between said Corporation and said Third Street Services, Inc., and that execution of such documents, and instruments in connection therewith for and on behalf of said Corporation is not prohibited by or in any manner restricted by the terms of said Corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said Corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and said Third Street Services, Inc. shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to said Third Street Services, Inc., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to said Third Street Services, Inc. of said written notice of said modification, rescission or revocation.


NAME AND TITLE OF OFFICER                               SIGNATURE OF OFFICER


    Peter Norris, Chief Financial Officer



IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of
said  Corporation this  9th     day of    June         , 1998.


By

Title       Assistant Secretary

125-5-ICX

BILL OF SALE


   KNOW ALL MEN BY THESE PRESENTS:  THAT HMT TECHNOLOGY CORPORATION
located at 1055 Page Avenue, Fremont, CA  94538   in consideration of
the sum of Three Million Seven Hundred Sixty-eight Thousand Seven Hundred Eighty-eight and 70/100 Dollars ($3,768,788.70) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to Third Street Services, Inc., a California corporation, with offices at 1646 N. California Blvd., Suite 510, Walnut Creek, CA 94596, the following described personal property:


EQUIPMENT DESCRIBED IN RENTAL SCHEDULE
NO. 5-ICX TO MASTER LEASE AGREEMENT NO. 125
DATED JUNE 9, 1998 ATTACHED HERETO AND
MADE A PART HEREOF.


to have and to hold all and singular the said personal property to Third Street Services, Inc., its successors and assigns, for its own use forever.
     The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.
     IN WITNESS WHEREOF, the undersigned has hereunto executed this
document this  25th   day of June, 1998.

                                       HMT TECHNOLOGY CORPORATION


                                        BY:
        ITS:  Peter Norris, Chief Financial
Officer
                   (Typed name of signer and
title)

INVOICE




FROM:   THIRD STREET SERVICES, INC.                       DATE: June 25, 1998
        1646 North California Boulevard
        Suite 510
        Walnut Creek, CA     94596

  TO:   HMT TECHNOLOGY CORPORATION
        1055 Page Avenue
        Fremont, CA  94538



Pursuant to Master Lease No. 125 dated June 9, 1998 between THIRD STREET SERVICES, INC. (Lessor) and HMT TECHNOLOGY CORPORATION (Lessee), Rental Schedule
No. 5-ICX, the following amount is due and payable as the first month's rental payment:


    Rental Schedule No. 5-ICX
        1st Payment of 60       $67,389.71



TO BE DEDUCTED FROM FUNDING




PLEASE REMIT TO:                ICX CORPORATION.
                                Attn:  J. T. Lovins
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH  44131


_______ Lessee Initial

Equipment and other property under Rental Schedule 5-ICX leased or to be leased pursuant to that certain Master Lease Agreement No. 125 (the "Lease") between HMT TECHNOLOGY CORPORTION, as Lessee, and THIRD STREET
SERVICES, INC., as Lessor, dated June 9, 1998   including, but not
limited to, the property described in Exhibit A to the Rental Schedule attached hereto and made a part hereof and all modification and attachments thereto and replacements thereof and substitutions therefore in whole or in part, and all proceeds thereof.

EQUIPMENT LOCATION:  1220 Page Avenue, Fremont, CA  94538

SEE EXHIBIT "A" ATTACHED HERETO

June 25, 1998


ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH  44131

RE:     Master Lease Agreement No. 125 dated June 9, 1998
        Rental Schedule No. 5-ICX dated June 25, 1998

Gentlemen:

Pursuant to Master Lease Agreement No. 125, Rental Schedule No. 5-ICX please be advised that the equipment is located at 1220 Page Avenue, Fremont, CA 94538. The "Ship To" address shown on Phase Metric invoice nos. 16000A, 16000B, 16412, 16428, 16583 and16598 is a warehouse where all  equipment is shipped to HMT before being installed.

Very truly yours,




M. Renee Murray
Senior Vice President Operations


Agreed to this 25th day of June 1998


HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title: Chief Financial Officer



June 25, 1998


Mr. J. T. Lovins
ICX Corporation
3 Summit Park Drive
Suite 200
Cleveland, OH    44131

Dear Mr. Lovins:


RE:     Master Lease Agreement No. 125 dated  June 9 , 1998  between Third
Street Services, Inc. ("Lessor") as lessor and HMT Technology
Corporation ("Lessee") as lessee, and Rental Schedule No. 5-ICX
(together, including all amendments, modifications, riders, exhibits and attachments, the "Lease"), and the equipment
("Equipment") subject to the Lease.

This is to verify that the full equipment cost of this Schedule ($3,768,788.70) less the outstanding vendor payments ($2,724,320.70), less the rental due June25, 1998 ($67,389.71) will be remitted directly to HMT Technology Corporation. Total due HMT is $977,078.29. ICX Corporation will pay Phase Metrics $2,724,320.70, which represents the final seventy percent (70%) due on the machines in this Schedule.

Very truly yours,

THIRD STREET SERVICES, INC.



M. Renee Murray
Senior Vice President Operations



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   Chief Financial Officer


June 25, 1998



HMT Technology Corporation
1055 Page Avenue
Fremont, CA     94538

Gentlemen

        RE:     Master Lease Agreement No. 125 dated June 9, 1998
                Rental Schedule No. 5-ICX dated June 25, 1998

This is to confirm that the date of first functional use for the equipment described on Phase Metrics Invoice Nos. 16000A and 16000B was May 5, 1998.

Per the terms of Paragraph 5 of the Master Lease Agreement, HMT
Corporation acknowledges and agrees that it indemnifies and holds harmless Third Street Services, Inc. or any Assignee thereof from any taxes, penalties or interest resulting from its sale, lease, or use of the Equipment.

Very truly yours,

THIRD STREET SERVICES, INC.



M. Renee Murray
Senior Vice President Operations



Acknowledged and Agreed:
HMT TECHNOLOGY CORPORATION



By:
         Peter Norris
Title:   Chief Financial Officer


        MEMO TO:        Matt Perreault  DATE:  June 25, 1998

                HMT Technology Corporation

        FROM:   Sharon Martinez

      SUBJECT:  ICX Closing - Master Lease No. 125, Rental Schedule No. 5- ICX



I am forwarding executed copies of your documents for the current closing with ICX. You may be receiving a "due diligence" call on this transaction from ICX.

To summarize the closing:

        Scheduled funding date: June 25, 1998

        Equipment Cost: $3,768,788.70

        Net to HMT June 25
            Reimbursement due HMT
                For Vendor Payments     $1,044,468.00
            Less First Month's Rent      __(67,389.71)
            Net to HMT June 25          $977,078.29

        ICX to pay Phase Metrics
           70% due this Schedule                $2,724,320.70

        Next Payment due ICX    July 25, 1998

        Remit to address:       ICX Corporation
                                3 Summit Park Drive
                                Suite 200
                                Cleveland, OH    44131

        Lease end options:      Early Termination Option at month 36
or 48 OR
                                Early Purchase Option at month 52 OR
                                Purchase at FMV    OR
                                Renew for 12 months   OR
                                Return
                                with 90 days' written notice prior to
lease end


Please do not hesitate to call with any questions  you might have.


March 23, 1998



Ms. Joanne Du Vall
Alburger, Basso, De Groszo
960 Fulton
Sacramento, CA  95825

Dear Joanne,

TSS administers a lease line of credit for Level One Communications. Our current closing for them is with ICX Corporation.

Could you please have an insurance certificate prepared, referencing our Master Lease Agreement No. 125, Rental Schedule No. 5-ICX on the face of the certificate. Please fax a copy to our Walnut Creek office at 510/933-6977, and mail the original to ICX. We are scheduled to fund on the 27th of March. so your immediate response will be greatly appreciated.

Thanks for your help. If you have any questions, please do not hesitate to call.

Sincerely,



Sharon M. Martinez

Enclosures
SMM:mrf


_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 25, 1998
Page 4
_______ Lessee Initial
_______ Lessor Initial
HMT Technology Corporation
June 25, 1998
Page 5




_______ Lessee Initial
_______ Lessor Initial